SECURITIES ACT FILE NO. 333-_______
INVESTMENT COMPANY ACT FILE NO. 811-10113

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
PRE-EFFECTIVE AMENDMENT NO. |_|
POST-EFFECTIVE AMENDMENT NO. |_|

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|
AMENDMENT NO. 2 |_|

PW JUNIPER CROSSOVER FUND, L.L.C.
(Exact Name of Registrant as Specified in its Charter)

1285 Avenue of the Americas
New York, New York 10019-6028
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 713-9036

MARK D. GOLDSTEIN, ESQ.
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019-6028
(Name and Address of Agent for Service)

COPY TO:

Stuart H. Coleman, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box    |_|

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

          |_| This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

          |_| This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is - ______.

          The Registration Statement incorporates a combined prospectus (and statement of additional information) pursuant to Rule 429 which relates to an earlier registration statement filed by the Registrant on October 20, 2000, as amended to date (File No. 333-45166). This Registration Statement also constitutes Post-Effective Amendment No. 1 to Registration Statement No. 333-45166, and such Post-Effective Amendment shall hereafter become effective concurrently with the effectiveness of this Registration Statement and in accordance with Section 8(c) of the Securities Act.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT1	AMOUNT OF REGISTRATION FEE

Limited Liability Company Interests	$46,350,000	$6,782

1	Pursuant to this filing, the Registrant carries forward 19,220,820 of Interests previously registered (Reg. No. 333-45166). A filing fee of $5,074.00 was previously paid to the SEC in connection with the registration of those Interests.

          The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

          The Prospectus and Statement of Additional Information contained in the Registration Statement on Form N-2 (Reg. No. 333-45166) filed by PW Juniper Crossover Fund, L.L.C. with the Securities and Exchange Commission on October 20, 2000 and, as amended to date, are incorporated herein by reference.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion, Dated March 2, 2001

PROSPECTUS

PW JUNIPER CROSSOVER FUND
Limited Liability Company Interests

          Investment Objective. PW Juniper Crossover Fund, L.L.C. (the "Fund") is a newly formed limited liability company registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. As of January 1, 2001, the Fund had sold $256,779,180 of limited liability company interests ("Interests") in the Fund. The Fund’s investment objective is to seek long-term capital appreciation.

(continued on following page)

_________________

           Investing in the Fund's Interests involves a high degree of risk. See "Risk Factors" beginning on page 15.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                             Total
                                                         ---------------
Offering Amount......................................     $45,000,000(1)
Sales Load (2).......................................      $1,350,000
Proceeds to the Fund.................................     $43,650,000

___________________

(1)      The Fund has registered for sale an additional $1,350,000 of Interests. If the entire $46,350,000 of Interests are sold, the aggregate Sales Load would be $1,390,500 and aggregate Proceeds to the Fund would be $44,959,500.

(2)     The minimum investment in the Fund is $25,000. Investments of less than $500,000 will be subject to a sales load of 3%; investments of $500,000 or more, but less than $1.0 million, will be subject to a sales load of 2%; and investments of $1.0 million or more will be subject to a sales load of 1%. No sales load will be charged to the types of investors listed under "Plan of Distribution."

PaineWebber Incorporated ("PaineWebber") acts as the distributor of the Fund’s Interests on a best efforts basis, subject to various conditions. The Fund also may distribute Interests through other brokers or dealers. The Fund will sell Interests only to Qualified Investors (as defined herein). PaineWebber expects to deliver the Interests to investors on or about April 2, 2001 or such earlier or later date as PaineWebber may determine. The Fund will pay offering expenses estimated at $165,000 from the proceeds of the offering. The Fund will pay a shareholder servicing fee to PaineWebber and to other brokers or dealers that have entered into shareholder servicing agreements with the Fund at the annual rate of 0.40% of the outstanding Interests owned by their customers. PaineWebber or its affiliates may pay from their own resources additional compensation to brokers or dealers in connection with the sale and distribution of the Interests or servicing of investors. See "Plan of Distribution."

___________________________
PaineWebber Incorporated
March __, 2001

          Investment Portfolio. The Fund will invest primarily in equity and equity-related securities of public and private health sciences companies worldwide, with an emphasis on companies in the biotechnology and pharmaceuticals sectors. The Fund may invest in securities of both established and emerging companies, the securities of which may be denominated in foreign currencies. The Fund will invest in publicly marketable securities ("public securities") and up to 30% of its assets (measured at the time of purchase) in non-marketable securities ("private securities") (substantially all of which are expected to be in biotechnology companies), although the percentage of private securities may increase (and the percentage of public securities may decrease) as public securities are sold or if private securities increase in value. Private securities typically will be purchased in negotiated transactions and will include, among others, common stock, so-called P.I.P.E.s (private investments in public equities), convertible preferred stock, convertible preferred debt, bridge loans with certain equity components and warrants. The companies issuing private securities will include developmental stage companies, some of which previously may not have sold securities to the public. The companies whose private securities may be purchased are referred to in this prospectus as "Portfolio Companies." To fully realize the anticipated value of the private securities, the Fund will be dependent upon an exit strategy which may include a public offering by, or merger or sale of, one or more Portfolio Companies, the successful completion of which cannot be assured.

           Investment Adviser. The Fund's investment adviser is PW Juniper Management, L.L.C. (the "Adviser"), which is a newly created joint venture between PW Fund Advisor, L.L.C. ("PWFA") and OrbiMed Advisors Inc. ("OrbiMed").

          Restrictions on Transfer. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited semi-annual repurchase offers, which will be made in the Board’s sole discretion. See "Redemptions, Repurchases of Interests and Transfers."

          Repurchase of Interests. To provide a limited degree of liquidity to investors, the Fund from time to time may offer to repurchase up to 10% of its outstanding Interests pursuant to written tenders by investors. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase from investors in September 2001 and, thereafter, twice each year, in March and September. The Fund’s Limited Liability Company Agreement (the "LLC Agreement") provides that the Fund will be dissolved if it has not commenced a tender offer for at least 10% of its outstanding Interests within a period of two years after an investor requests that the Fund do so. See "Redemptions, Repurchases of Interests and Transfers—Repurchases of Interests."

          PWFA Fee and Incentive Allocation. The Fund will pay PWFA a monthly fee (the "PWFA Fee") at an annual rate of 1.35% of the Fund’s net assets for the month, excluding assets attributable to PWFA’s capital account, the Adviser’s capital account and the Special Advisory Account (defined herein). The Adviser also is entitled to receive from the capital account of each investor an annual incentive allocation of 20% of the net profits that otherwise would be credited to the investor’s capital account (the "Incentive Allocation"). For purposes of calculating the Incentive Allocation, net profits will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions, provided that, except in limited circumstances (namely upon a tender or transfer of Interests), any unrealized appreciation in private securities will be taken into account only to the extent of unrealized depreciation in private securities. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited to the account of an investor which have not been offset by any net profits subsequently credited to the account of such investor. This is sometimes known as a "high water mark" calculation. The Incentive Allocation structure presents risks that are not present in funds without an incentive allocation. The overall amounts payable by the Fund and its investors will be higher than those paid by most other registered investment companies, but generally similar to those paid by many private hedge funds with similar investment policies. See "Management of the Fund--Incentive Allocation."

          Shareholder Servicing Fee. The Fund will pay a shareholder servicing fee to PaineWebber Incorporated ("PaineWebber") and to other brokers or dealers that have entered into shareholder servicing agreements with the Fund at the annual rate of 0.40% of the outstanding Interests owned by their customers.

           Investor Qualifications. Interests are offered only to investors who have a net worth (with their spouses) of more than $1,500,000 or who otherwise meet the standard for a Qualified Investor. The minimum investment is $25,000. See "Investor Qualifications."

            This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated March __, 2001, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (800) 486-2608. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 43 of this prospectus. The SAI, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

          Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

          You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

Page

Prospectus Summary
Summary of Fund Expenses
Risk Factors
Use of Proceeds
Investment Objective and Principal Strategies
Management of the Fund
Investor Qualifications
Redemptions, Repurchases of Interests and Transfers
Calculation of Net Asset Value
Capital Accounts
Taxes
Plan of Distribution
General Information
Table of Contents of the SAI
Appendix A--Limited Liability Company Agreement
Appendix B--Investor Certification
Appendix C--Investment Record
1 14 15 24 24 29 33 33 36 37 39 41 42 43 A-1 B-1 C-1

PROSPECTUS SUMMARY

          This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund......................................	PW Juniper Crossover Fund, L.L.C. (the "Fund") is a newly formed limited liability company organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "Investment Company Act"). The Fund's investment adviser is PW Juniper Management, L.L.C. (the "Adviser"). See "General Information."

The Fund commenced selling its Interests in October 2000 and, as of January 1, 2001, had sold $256,779,180 of Interests and invested the net proceeds in accordance with its investment program.

Investment Objective and Principal Strategies..........
The Fund's investment objective is to seek long-term capital appreciation. The Fund will invest primarily in equity and equity-related securities of public and private health sciences companies worldwide, with an emphasis on companies in the biotechnology and pharmaceuticals sectors. Health sciences companies include those companies principally engaged in the development, production or distribution of products or services related to scientific advances in health care, including biotechnology, diagnostics, managed health care, medical equipment and supplies, and pharmaceuticals. At the time of investment, 50% or more of the company's sales, earnings or assets will be or will be expected to be derived from or dedicated to health science. The Fund may invest in securities of both established and emerging companies, the securities of which may be denominated in foreign currencies. The Fund will invest in publicly marketable securities ("public securities") and up to 30% of its assets (measured at the time of purchase) in non-marketable securities ("private securities").

The Fund may invest in public securities of issuers of any capitalization. Of its public securities, the Fund expects to invest principally in the public securities of large capitalization public companies and, to a lesser extent, small and medium-sized public companies, that is, those with market capitalizations that do not exceed $5 billion. The common stock of these companies may trade over-the-counter, on the Nasdaq SmallCap Market, the Nasdaq National Market, the New York Stock Exchange, the American Stock Exchange or on other markets. Many of these companies only recently may have become public companies, and may have a relatively small proportion of their outstanding common stock publicly traded. The Fund may invest up to 60% of its assets in the securities of foreign issuers, including those in emerging markets.

Private securities typically will be purchased in negotiated transactions and will include, among others, common stock, so-called P.I.P.E.s (private investments in public equities), convertible preferred stock, convertible preferred debt, bridge loans with certain equity components and warrants. Substantially all of the companies issuing private securities are expected to be biotechnology companies; these companies will include developmental stage companies, some of which previously may not have sold securities to the public. The companies whose private securities may be purchased are referred to in this prospectus as "Portfolio Companies."

The Fund’s investments in Portfolio Companies typically will be between $1 and $10 million in size, depending on a variety of factors including anticipated risk and return and likelihood of follow-on investments. When analyzing companies, the Adviser will focus on opportunities similar to these:

•	private companies that the Adviser believes have achievable near-term goals and may complete an initial public offering ("IPO") or elicit interest as an acquisition target within a few years after investment

•	public companies that the Adviser believes need to be restructured and refinanced, including companies that have failed late stage clinical trial and need capital to redesign the trial or to advance another product

•	merger and acquisition funding where the Adviser believes that there are several unrelated publicly traded companies with valuable technologies that are not adequate to support an entire company, but which the Adviser believes can be combined effectively

•	spinouts of large biotechnology or pharmaceutical companies

•	strategies where biotechnology companies license multiple products and intellectual property within a particular disease area and then focus on development of the acquired product line

•	research and development limited partnerships, where the Adviser believes the technology is sufficiently promising

Private securities are expected to constitute a significant portion of the Fund’s total assets over time. Private securities may exceed 30% of the value of the Fund’s net assets as the result of the Fund’s sale of public securities, the depreciation of public securities, the possible appreciation of private securities, or the Fund’s repurchase of Interests. To fully realize the anticipated value of the private securities, the Fund will be dependent upon an exit strategy which may include a public offering by, or merger or sale of, one or more Portfolio Companies, the successful completion of which cannot be assured. See "Investment Objective and Principal Strategies."

The Adviser................................	The Adviser is a newly created joint venture between PW Fund Advisor, L.L.C. ("PWFA") and OrbiMed Advisors Inc. ("OrbiMed"). A team of investment professionals employed by OrbiMed manages the Fund's investment portfolio on behalf of the Adviser under the oversight of PWFA's personnel.

The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser which is effective for an initial term expiring October 11, 2002, which may be continued in effect from year to year thereafter if its continuation is approved annually by the Board. The Board may terminate the Investment Advisory Agreement on 60 days’ prior written notice to the Adviser.

OrbiMed, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is controlled by Samuel D. Isaly, its President. As of January 31, 2001, OrbiMed and its affiliates managed assets of approximately $3.2 billion.

The Fund’s portfolio is managed by a team of investment professionals employed by OrbiMed who have substantial experience in investing in the biotechnology and pharmaceutical sectors. See "Appendix C--OrbiMed Investment Record". Since 1993, OrbiMed, its affiliates and their predecessors have invested in excess of $190 million in the private securities of 47 issuers. Past performance is not necessarily indicative of future performance.

PWFA is an indirect, wholly-owned subsidiary of UBS Americas, Inc. ("UBS Americas"), which, in turn, is an indirect wholly-owned subsidiary of UBS AG, a Swiss bank. PWFA is registered as an investment adviser under the Advisers Act. PWFA and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts.

PWFA Fee..................................	PWFA provides certain administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund will pay PWFA a monthly fee (the "PWFA Fee") at the annual rate of 1.35% of the Fund's net assets for the month, excluding assets attributable to PWFA's capital account, the Adviser's capital account and the Special Advisory Account (defined below). The PWFA Fee will be paid to PWFA out of the Fund's assets, and debited against the investors' capital accounts. A portion of the PWFA Fee will be paid by PWFA to OrbiMed.

Incentive Allocation..................	Generally on December 31st each year, commencing in 2001, an amount equal to 20% of the net profits, if any, that would otherwise be credited to an investor's capital account for the period instead will be credited to the account of the Adviser. This Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited to the account of the investor which have not been offset by any net profits subsequently credited to the investor's account. This is sometimes known as a "high water mark" calculation.

For purposes of calculating the Incentive Allocation, net profits will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions, provided that, except in limited circumstances (namely upon a tender or transfer of Interests), any unrealized appreciation in private securities will be taken into account only to the extent of unrealized depreciation in private securities. Any unrealized appreciation in private securities will be taken into account for purposes of calculating the Fund’s net asset value for additional sales and repurchases of Interests and determining the amount of the PWFA Fee and shareholder servicing fee payable and the Incentive Allocation to which the Adviser is entitled when an investor’s Interests are repurchased or transferred.

The Adviser holds a non-voting Special Advisory Member interest (the "Special Advisory Account") in the Fund solely for the purpose of receiving the Incentive Allocation with respect to each investor. The Adviser may withdraw any Incentive Allocation credited to its Special Advisory Account at any time through the last business day of the month following the date on which an Incentive Allocation was made.

Investors who tender or transfer their Interests will be subject to an Incentive Allocation at the time the Fund repurchases their Interests or at the time of transfer. In these instances, the Incentive Allocation will be calculated taking into account all unrealized appreciation on private securities and will be adjusted appropriately in the case of partial redemptions.

The Incentive Allocation structure presents certain risks that are not present in funds without an incentive allocation. The overall amounts payable by the Fund and its investors will be higher than those paid by most other registered investment companies, but generally similar to those paid by many private hedge funds with similar investment policies. See "Management of the Fund--Incentive Allocation."

Shareholder Servicing Fee........	The Fund will pay a shareholder servicing fee to PaineWebber Incorporated ("PaineWebber") and to other brokers or dealers that have entered into shareholder servicing agreements with the Fund at the annual rate of 0.40% of the outstanding Interests owned by their customers.

Borrowing...................................	The Fund is authorized to borrow money to meet repurchase requests and for cash management purposes. While borrowings are outstanding for these purposes, the Fund will be permitted to reinvest the proceeds of the sale of securities or new sales of Interests. If the Fund borrows to finance repurchases of Interests, the interest expense on that borrowing will negatively affect investors who do not tender their Interests into a repurchase offer by increasing the Fund's expenses and reducing any net investment income.

The Fund will not borrow money until the proceeds of the offering are substantially invested in furtherance of the Fund’s investment objective. The Fund is not permitted to borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the Investment Company Act) of less than 300%. See "Risk Factors - Leverage; Borrowing" and "Investment Objective and Principal Strategies - Borrowing; use of leverage."

Special Investment Techniques ................................
The Fund may use derivative instruments to hedge portfolio risks, for cash management purposes and for non-hedging purposes in pursuit of its investment objective. The derivatives employed may relate to a specific security or to the Fund's portfolio as a whole.

The Fund may sell securities short, lend portfolio securities and enter into foreign currency transactions, each in pursuit of its investment objective.

Investor Qualifications............	Interests will be sold only to investors who have a net worth of more than $1,500,000 (with their spouses) or who otherwise meet the requirements for a "qualified client" as defined in Rule 205-3 under the Advisers Act ("Qualified Investors"). Before you may invest in the Fund, your financial advisor or sales representative will require a certification from you that you are a Qualified Investor and that you will not transfer your Interests except in the limited circumstances permitted in the Fund's limited liability company agreement (the "LLC Agreement"). (The form of investor certification that you will be asked to sign is attached to this prospectus as Appendix B.) If your investor certification is not received and accepted by the Distributor by the Closing Date (defined below), your order will not be accepted. If you attempt to transfer your Interests in violation of the LLC Agreement, the transfer will not be permitted and will be void. See "Investor Qualifications."

Investor Suitability....................	An investment in the Fund involves a considerable amount of risk. Because it is possible that you may lose some or all of your investment, you should not invest in the Fund unless you can afford a total loss of your investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

The Offering..............................	The Fund is offering $45,000,000 in Interests through PaineWebber, the Fund's distributor and other brokers or dealers. See "Plan of Distribution." PaineWebber may accept orders for any lesser amount. PaineWebber or its affiliates may pay from their own resources additional compensation to brokers or dealers in connection with the sale and distribution of the Interests or servicing of investors. PaineWebber expects to deliver the Interests to investors on or about April 2, 2001, or such earlier or later date as PaineWebber may determine, and may continue to sell Interests after this date (each date on which Interests are delivered is called a "Closing Date"). Pending the first Closing Date and prior to the receipt of the investor certification, investor funds will be held in escrow.

Distribution Policy....................	The Fund has no present intention of making periodic distributions of its net income or gains, if any, to investors. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Whether or not distributions are made, investors will be required each year to pay applicable federal and state income taxes on their allocable share of the Fund's taxable income, and will have to pay these taxes from sources other than Fund distributions. See "Risk Factors--Distributions to investors and payment of tax liability."

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions..................

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Interests on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. The Fund believes that unique investment opportunities exist in the market for private investments in the health sciences sector. However, these investments are often illiquid, and an open-end fund's ability to make illiquid investments is limited. For this reason, the Fund is organized as a closed-end fund.

You will not be able to redeem your Interests on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, the Fund’s Interests are not transferable and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and should be viewed as a long-term investment. See "Risk Factors--Limited liquidity."

Repurchase of Interests..........	No investor will have the right to require the Fund to redeem the investor's Interest in the Fund. The Fund from time to time may offer to repurchase up to 10% of its outstanding Interests pursuant to written tenders by investors. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors in September 2001 and, thereafter, twice each year, in March and September. If a repurchase offer is oversubscribed by investors, the Fund will repurchase only a pro rata portion of the Interests tendered by each investor. In addition, the Fund may repurchase all or part of an Interest if, among other reasons, the Adviser determines that it would be in the best interests of the Fund to do so. See "Redemptions, Repurchases of Interests and Transfers--No right of redemption or transfer" and "--Repurchases of Interests."

The LLC Agreement provides that the Fund will be dissolved if it has not commenced a tender offer for at least 10% of its outstanding Interests within a period of two years after an investor requests that the Fund do so. (The LLC Agreement is attached hereto as Appendix A.)

Taxation.....................................	Most closed-end investment companies elect to be taxed as registered investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will not make this election and instead will seek to be treated as a partnership for Federal income tax purposes. Accordingly, the Fund should not be subject to Federal income tax, and each investor will be required to report on its own annual tax return its distributive share of the Fund's taxable income or loss.

If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends. See "Risk Factors--Tax risk" below.

ERISA Plans And Other Tax-Exempt Entities...................
Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, individual retirement accounts and 401(k) and Keogh Plans, may purchase Interests in the Fund. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. Because the Fund may use leverage, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income. Charitable remainder trusts may not purchase Interests.

Risk Factors..............................	An investment in the Fund involves a high degree of risk. These include the risks of:

•	loss of capital

•	investing in a fund that has a limited operating history and that must compete for a potentially limited number of desirable investments

•	investing in developing companies

•	investing in securities that are illiquid and volatile

•	investing in illiquid shares of an unlisted closed-end fund

•	investing in the health sciences and related industries, whose companies may be subject to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure, or unanticipated delays in securing, regulatory approvals

•	concentrating in a small number of industry sectors and maintaining a "non-diversified" portfolio

•	investing in small companies

•	investing in securities of non-U.S. issuers, including those located in developing countries

•	investing in a fund that may sell securities short

•	investing in a fund that uses derivatives for hedging and non-hedging purposes

•	investing in a fund that does not make periodic distributions; investors will be required to pay applicable taxes on their respective share of the Fund’s taxable income

•	investing in a fund that seeks to be treated for tax purposes as a partnership, but could be taxable as a corporation, thus subjecting its distributions to two levels of taxation

•	investing in a fund that has an Adviser who has conflicts of interests

•	investing in a fund that will bear an incentive allocation

•	investing in a fund many of whose assets will be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate the incentive allocation, fees payable to the Adviser, the shareholder servicing fee and the price at which repurchases are made

•	investing in a fund where the proceeds necessary to fund repurchases may need to be borrowed, thus increasing the volatility of the Fund's net asset value for non-tendering investors

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. See "Risk Factors."

SUMMARY OF FUND EXPENSES

          The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses
     Sales load(1) (percentage of purchase amount)......................  3.00%
     Maximum redemption fee(1)..........................................   none
Annual Expenses (except for any interest expense,
     as a percentage of net assets attributable to Interests)
     PWFA Fee...........................................................  1.35%
     Incentive Allocation...............................................  20% of net profits(2)
     Shareholder servicing fees.........................................  0.40%
     Other expenses.....................................................  0.30%
     Total annual expenses (other than incentive allocation and interest expense)..................................................  2.05%
________________
(1)	Investments of less than $500,000 will be subject to a sales load of 3%; investments of $500,000 or more, but less than $1 million, will be subject to a sales load of 2%; investments of $1 million or more will be subject to a sales load of 1% . No sales load will be charged to the types of investors listed under "Plan of Distribution."

(2)	The Incentive Allocation, based on net profits, will be charged in respect of each investor’s capital account in the Fund. For purposes of calculating the Incentive Allocation, net profits will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions, provided that, except in limited circumstances (namely upon a tender or transfer of Interests), any unrealized appreciation in private securities will be taken into account only to the extent of unrealized depreciation in private securities. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited to the account of an investor which have not been offset by any net profits subsequently credited to the account of such investor. See "Management of the Fund - Incentive Allocation."

          The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as an investor in the Fund. The annual "Other expenses" shown above are estimated, based on net assets of the Fund of $250 million. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

Example
1 Year 3Years

You would pay the following expenses, including an incentive allocation, on a $1,000 investment, assuming a 5% annual return:	$56 $109

          The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The Fund’s organizational and offering expenses are not reflected in the table or in the example. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. If the actual rate of return exceeds 5%, the dollar amounts could be significantly higher as a result of the Incentive Allocation.

RISK FACTORS

Stock prices fluctuate

          Apart from the specific risks identified below, the Fund’s investments may be negatively affected by the broad investment environment in the U.S. and international securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose your entire investment. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Newly organized fund and adviser

          The Fund is a newly organized investment company and the Adviser is a newly organized investment adviser, each with a limited operating history. Although OrbiMed and the Fund’s team of portfolio managers have substantial experience investing in the biotechnology and pharmaceutical sectors, the Fund may not succeed in meeting its objective, and the Fund’s net asset value may decrease.

Investment in companies dependent upon new scientific developments and technologies

          The Fund plans to invest primarily in the stock of health sciences companies, with an emphasis on companies in the biotechnology and pharmaceuticals sectors. The value of its Interests may be susceptible to factors affecting health sciences and related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. The specific risks faced by health sciences companies include:

•	rapidly changing science and technologies

•	products that may quickly become obsolete

•	exposure to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure, or unanticipated delays in securing, regulatory approvals

•	scarcity of management, technical, scientific, research and marketing personnel with appropriate training

•	the possibility of lawsuits related to patents and intellectual property

•	changing investor sentiments and preferences with regard to health sciences sector investments (which are generally perceived as risky)

Investments in small companies

          Although the Fund may invest in companies of any capitalization, the Fund plans to invest a substantial amount of its assets in equity securities of small and medium-sized capitalization companies. These investments may present greater opportunity for growth, but there are specific risks associated with investments in small companies, which include:

•	poor corporate performance because of less experienced management, limited product lines, undeveloped markets and/or limited financial resources

•	less predictable returns because of shorter operating histories, less publicly available information and little or no research by the investment community

•	reduced or zero liquidity because of small market capitalizations and absence of exchange listings or dealers willing to make a market

•	increased share price volatility because, in periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies

•	reliance, in many cases, on one or two key individuals for management

Investments in Portfolio Companies

          In addition to the risks associated generally with investments in the health sciences sector and in small companies, the Fund will be subject to the additional risks in respect of its investments in private securities of Portfolio Companies which include:

•	very limited liquidity of the private securities, because of legal or contractual limitations on resales

•	lack of a public market into which the Fund could sell the securities of Portfolio Companies

•	dependence on an exit strategy, such as an IPO or sale of a business, which may not occur to realize the anticipated value of an investment

•	dependence on managerial assistance provided by other investors and the willingness of other investors or third parties to provide additional financial support to the Portfolio Company

Valuation of private securities

          Depending on the specific facts and circumstances of an investment in a Portfolio Company, there may not be a reasonable basis to revalue it for a substantial period of time after the Fund’s investment. If a Portfolio Company does not complete an IPO or a sale to, or merger with a public company, there may never be a public market benchmark for valuing the investment and it may be very difficult for the Fund to dispose of its investment, or it may be possible to dispose of the investment only at a substantial loss. It is possible that the fair value attributed to the investment may not accurately reflect its actual value and, consequently, the net asset value at which Interests may have been sold or repurchased, or upon which the Incentive Allocation may have been based, may not reflect the actual values of the Fund’s portfolio. In addition, the Fund’s net asset value may change substantially in a short time as a result of developments at the companies in which the Fund invests. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s emphasis on private securities. The Fund’s net asset value may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering Interests, and during the period immediately after a repurchase is completed.

Availability of investment opportunities in private securities

          The business of identifying investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. Furthermore, the availability of investment opportunities in private securities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. Accordingly, there can be no assurance that the Fund will be able to identify attractive Portfolio Companies in the future.

Limited liquidity

          The Fund is a closed-end investment company designed primarily for long-term investors. Interests in the Fund will not be traded on any securities exchange or other market. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited semi-annual repurchase offers. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors in September 2001 and, thereafter, twice each year, in March and September. The LLC Agreement provides that the Fund will be dissolved if it has not commenced a tender offer for at least 10% of its outstanding Interests within a period of two years after an investor requests that the Fund do so. See "Redemptions, Repurchases of Interests and Transfers."

          The Fund will offer to purchase only a small portion of its Interests, and there is no guarantee that you will be able to sell all of the Interests that you desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed by investors, the Fund will repurchase only a pro rata portion of the Interests tendered by each investor. The potential for pro-ration may cause some investors to tender more Interests for repurchase than they wish to have repurchased.

          The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Therefore, it may force the Fund to sell assets it otherwise would not sell. It also may reduce the investment opportunities available to the Fund and cause its expense ratio to increase. In addition, because of the limited market for the Fund’s investments in private securities, the Fund may be forced to sell its publicly traded securities to meet cash requirements for repurchases. This may have the effect of substantially increasing the Fund’s ratio of illiquid investments to liquid investments for the remaining investors.

Leverage; Borrowing

          The Fund is authorized to borrow money to meet repurchase requests and for cash management purposes. While borrowings are outstanding for these purposes, the Fund will be permitted to reinvest the proceeds of the sale of securities or new sales of Interests and, thus, may employ leverage. To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If the Fund’s investments decline in value, the loss will be magnified if the Fund has borrowed money to make its investments.

          If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings, or it may be forced to sell investments at disadvantageous times to repay borrowings. The Fund’s performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. The Fund likely will sell its more liquid assets first to repay borrowings, thus increasing its concentration in private securities. As the percentage of the Fund’s portfolio invested in private securities increases, the associated risk described under "Investments in small companies" and "Investments in Portfolio Companies" will increase.

          The Investment Company Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an "asset coverage" of less than 300%. This could prevent the Fund from completing its repurchase offers. For this purpose, an "asset coverage" of 300% means that the Fund’s total assets equal 300% of the total outstanding principal balance of indebtedness. Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund, and also may limit the extent to which the Fund may hold illiquid securities, reducing the Fund’s investment flexibility. The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Investment Company Act or the Fund’s loan agreements.

          The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the holders of the Fund’s Interests, and the terms of any borrowings may contain provisions that limit certain activities of the Fund. Payments of interest and fees incurred in connection with borrowings will increase the Fund’s expense ratio and will reduce any income the Fund otherwise would have available. The Fund’s obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

Reliance on key personnel of the Adviser

          The Fund’s ability to identify and invest in attractive opportunities is dependent upon OrbiMed’s team of portfolio managers. If one or more of them were to leave OrbiMed, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Incentive Allocation

          The right to the Incentive Allocation may give the Adviser reason to select investments for the Fund that are riskier or more speculative than it would select if it were paid only the PWFA Fee. In addition, since the Incentive Allocation is generally calculated based on unrealized as well as realized gain on securities positions, the amount of the Incentive Allocation ordinarily will be greater in any period than if it were based solely on realized gains.

          The amount of the Incentive Allocation will be based in part on the valuation of the Fund’s private investments. Until a Portfolio Company completes an IPO or is acquired by a public company, the value of an investment in that company must be estimated by the Adviser using fair value techniques under the direction of, and following procedures approved by, the Fund’s Board. See "Calculation of Net Asset Value." The Incentive Allocation structure could give the Adviser an incentive to select a higher fair value for the Fund’s private securities than it otherwise would. The Incentive Allocation to which a tendering or transferring investor will be subject will include all unrealized appreciation on the Fund’s private securities and will be adjusted appropriately in the case of partial redemptions.

          For an explanation of the Incentive Allocation calculation, see the section in this prospectus entitled "Management of the Fund--Incentive Allocation."

Concentration; non-diversified status

          The assets of the Fund will consist almost entirely of health sciences companies within or related to the biotechnology and pharmaceuticals sectors. Since the Fund’s portfolio will be concentrated in securities of a small number of companies or in securities of companies in a single industry, the risk of any investment decision is increased. The Adviser will seek to reduce the company-specific risk, as opposed to sector-specific risk, of the Fund’s portfolio by investing in more than one company in a particular sector.

          The Fund is classified as a "non-diversified" management investment company under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Interests.

Restricted and illiquid securities

          The Fund intends to invest up to 30% of its assets (measured at the time of purchase) in private securities, which will be restricted securities and illiquid. Over time it is likely that the percentage of the Fund’s assets invested in restricted and illiquid securities will exceed considerably 30% as a result, among other things, of sales of public securities and the possible appreciation of private securities. Restricted securities are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933 (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

          Restricted and other illiquid investments involve the risk that the securities cannot be sold at the time desired by the Fund or at prices approximating the value the Fund has determined. Difficulty in selling illiquid investments could impair the Fund’s ability to meet repurchase requests or to pay its fees and expenses (including the PWFA Fee).

Investments in foreign securities

          The Fund plans to invest in the securities of foreign companies. Investments in foreign securities face specific risks, which include:

•	unfavorable changes in currency rates and exchange control regulations

•	restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital invested abroad

•	reduced availability of information regarding foreign companies

•	foreign companies may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements

•	reduced liquidity as a result of inadequate trading volume and government-imposed trading restrictions

•	the difficulty in obtaining or enforcing a judgment abroad

•	increased market risk due to regional economic and political instability

•	increased brokerage commissions and custody fees

•	securities markets which are subject to a lesser degree of supervision and regulation by competent authorities

•	foreign withholding taxes

•	delays in settling securities transactions

•	the threat of nationalization and expropriation

•	an increased potential for corrupt business practices in certain foreign countries

Emerging market risk

          Because the Fund may purchase securities of companies worldwide, it may purchase securities of issuers located in developing countries. Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

European Economic and Monetary Union (EMU)

          Certain European countries have entered into EMU in an effort, among other things, to reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries and reduce or eliminate currency fluctuations among these countries. EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro, and are listed, trade and make dividend and other payments only in euros. Although EMU generally is expected to have a beneficial effect, it could affect the Fund negatively in a number of situations, including as follows:

•	If the transition to the euro, or EMU as a whole, does not proceed as planned, the Fund’s investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other market disruptions could occur.

•	Withdrawal from EMU by a participating country also could have a negative effect on the Fund’s investments, for example, if securities redenominated in euros are transferred back into that country’s national currency.

Use of derivatives

          The Fund may use derivative instruments to hedge portfolio risk, for cash management purposes and for non-hedging purposes in pursuit of its investment objective. Investing in derivative investments involves numerous risks. For example:

•	the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge unsuccessful

•	the company issuing the instrument may be unable to pay the amount due on the maturity of the instrument

•	certain derivative investments held by the Fund may trade only in the over-the-counter markets or not at all, and can be illiquid

•	derivatives may change rapidly in value because of their inherent leverage

          All of this can mean that the Fund’s net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.

Short selling

           Short selling is a speculative investment technique that involves expenses to the Fund and the following additional risks:

•	while the potential gain on a short sale is limited, the loss is theoretically unlimited

•	it can increase the effect of adverse price movements on the Fund's portfolio

•	the Fund may not be able to close out a short portion at any particular time or at the desired price

•	the Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Fund, thus increasing the price the Fund may have to pay for the security and causing the Fund to incur losses on the position

•	if the market for small capitalization companies becomes illiquid, the Fund may be unable to obtain securities to cover short positions

Conflicts of interest

          PWFA and OrbiMed, or their affiliates, provide investment advisory and other services to various entities. PWFA and OrbiMed are parties to a joint venture that advises funds with similar objectives and management policies. PWFA and OrbiMed and certain of the investment professionals who are principals of or employed by PWFA or OrbiMed or their affiliates also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by PWFA, OrbiMed and their affiliates, "Other Accounts"). The Fund has no interest in these activities. As a result of the foregoing, PWFA and OrbiMed and the investment professionals who, on behalf of the Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much as in their judgment is necessary and appropriate.

          There also may be circumstances under which PWFA or OrbiMed will cause one or more of their Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which PWFA or OrbiMed will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

          PWFA or its affiliates may have an interest in other accounts managed by OrbiMed ("OrbiMed Accounts") on terms different than an interest in the Fund. In addition, OrbiMed may receive research products and services in connection with the brokerage services that PWFA and its affiliates may provide from time to time to one or more OrbiMed Accounts or to the Fund. The OrbiMed Accounts may charge fees and may be subject to incentive allocations that are lower than the fees and allocations to which the Fund is subject.

Tax risk

          The Fund expects to be treated as a partnership for Federal income tax purposes. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends.

          Because the Fund may borrow money, a tax-exempt investor may incur income tax liability to the extent the Fund’s transactions are treated as giving rise to unrelated business taxable income or so-called "UBTI".

Distributions to investors and payment of tax liability

          The Fund has no present intention of making periodic distributions of its net income or gains, if any, to investors. Whether or not distributions are made, investors will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund’s taxable income, and will have to pay these taxes from sources other than Fund distributions. The amount and times of distributions, if any, will be determined in the sole discretion of the Board.

USE OF PROCEEDS

          The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies and principal strategies as soon as practicable after the closing of the offering. Based on current market conditions, the Adviser expects the Fund will be fully invested within one year. The Adviser believes that, under current market conditions, it would be able to invest up to approximately $300 million in accordance with the Fund’s objective, policies and strategies in this time frame. Although the Fund expects to invest at least 80% of its total assets in securities of health sciences companies within one year, it may take substantially longer to reach the Fund’s target of investing 30% of its assets in private securities. This lengthy investment period reflects the fact that: (i) the Adviser plans to spend considerable time researching prospective investments; and (ii) the companies in which the Fund plans to invest will be primarily health sciences companies which may have limited amounts of securities available for purchase. Pending the full investment of the proceeds of the offering in equity securities of health sciences companies, the proceeds of the offering will be invested in short-term, high quality debt securities. The Adviser will be eligible to receive its full Incentive Allocation from the commencement of the Fund’s operations. The Fund will pay offering expenses estimated to be $165,000 from the proceeds of this offering.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Long-term capital appreciation

          The Fund’s investment objective is to seek long-term capital appreciation. Current income is not an objective. No assurance can be given that the Fund will achieve its investment objective.

The Fund may change its investment strategies

          The Fund’s investment objective is a fundamental policy and may not be changed without the approval of investors. Please see the SAI for additional fundamental policies of the Fund. The Fund’s principal investment policies and strategies are listed below. The Fund may change any of these non-fundamental investment policies and strategies, and may change the definition of small and medium-sized companies, if the Fund’s Board believes doing so would be consistent with the Fund’s investment objective of long-term capital appreciation.

Investing in the health sciences sector

          The Fund will invest primarily in equity and equity-related securities of public and private health sciences companies worldwide, with an emphasis on companies in the biotechnology and pharmaceuticals sectors. Health sciences companies include those companies principally engaged in the development, production or distribution of products or services related to scientific advances in health care, including biotechnology, diagnostics, managed health care, medical equipment and supplies, and pharmaceuticals. At the time of investment, 50% or more of the company’s sales, earnings or assets will be or will be expected to be derived from or dedicated to health sciences. These investments involve many risks, which include those described under "Risk Factors." Equity and equity-related securities include common stocks, securities convertible into or exchangeable for common stocks, rights and warrants to purchase common stocks, partnership interests and depository receipts representing an ownership interest in equity securities. The Fund also may invest in fixed-income securities, such as non-convertible debt securities, or preferred stocks, including those rated below investment grade (so-called "junk bonds"), where the Adviser believes they provide opportunities for capital gain.

          You should be aware that the market values of many below investment grade securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by nationally recognized statistical rating organizations ("Ratings Agencies") to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally to involve more credit risk than securities in the higher rating categories. The Fund’s SAI describes the securities ratings assigned by the Rating Agencies in "Appendix A--Rating Categories."

          The Fund may invest in securities of both established and emerging companies, the securities of which may be denominated in foreign currencies. The Fund will invest in public securities and up to 30% of its assets (measured at the time of purchase) in private securities (substantially all of which are expected to be in biotechnology companies), although the percentage of private securities may increase (and the percentage of public securities may decrease) as public securities are sold or if private securities increase in value. Private securities typically will be purchased in negotiated transactions and will include, among others, common stock, so-called P.I.P.E.s (private investments in public equities), convertible preferred stock, convertible preferred debt, bridge loans with certain equity components and warrants.

          The Fund may invest in public securities of issuers of any capitalization. Of its public securities, the Fund expects to invest principally in the public securities of large capitalization public companies and, to a lesser extent, small and medium-sized public companies, that is, those with market capitalizations that do not exceed $5 billion. The common stock of these companies may trade over-the-counter, on the Nasdaq SmallCap Market, the Nasdaq National Market, the New York Stock Exchange, the American Stock Exchange or on other markets. Many of these companies only recently may have become public companies, and may have a relatively small proportion of their outstanding common stock publicly traded.

          The Fund’s investments in private securities of Portfolio Companies typically will be between $1 and $10 million in size, depending on a variety of factors including anticipated risk and return and likelihood of follow-on investments. When analyzing companies, the Adviser will focus on opportunities similar to these:

•	private companies that the Adviser believes have achievable near-term goals and may complete an IPO or elicit interest as an acquisition target within a few years after investment

•	public companies that the Adviser believes need to be restructured and refinanced, including companies that have failed late stage clinical trial and need capital to redesign the trial or to advance another product

•	merger and acquisition funding where the Adviser believes that there are several unrelated publicly traded companies with valuable technologies that are not adequate to support an entire company, but which the Adviser believes can be combined effectively. In these cases, the Fund will seek to provide this type of consolidation financing where the Adviser believes such action is scientifically, strategically and financially feasible.

•	spinouts of large biotechnology or pharmaceutical companies; that is, companies that have "spun-out" non-core assets into new companies to attract independent financing opportunities

•	strategies where biotechnology companies license multiple products and intellectual property within a particular disease area and then focus on development of the acquired product line. The Fund will seek to invest in these companies where the Adviser believes the in-licensed assets are meaningful, the strategy is sound, and the management has a track record of executing the in-licensing and drug development strategy.

•	research and development limited partnerships, where the Adviser believes the technology is sufficiently promising

          The Fund may invest in securities of non-U.S. issuers. The Fund may invest directly in foreign securities or it may invest through depositary receipts, which are certificates issued by a bank or other financial institution that evidence the right to receive the underlying foreign security. Investments in non-U.S. securities involve certain risks in addition to those of health sciences companies generally. These risks are discussed under "Risk Factors--Investments in foreign securities." The Fund may not invest more than 60% of its total assets in the securities of non-U.S. issuers.

          The limitations on the percentage of the Fund’s total assets that may be invested in private securities and securities of non-U.S. issuers apply at the time of investment by the Fund. The Fund will not be required to reduce its investments in these securities if a percentage limit is exceeded as a result of changes in the value of the Fund’s portfolio securities or repurchases of its Interests.

Borrowing; use of leverage

          The Fund is authorized to borrow money to meet repurchase requests and for cash management purposes. While borrowings are outstanding for these purposes, the Fund will be permitted to reinvest the proceeds of the sale of securities or new sales of Interests. The use of borrowings involves a high degree of risk. See "Risk Factors--Leverage; Borrowing." The Fund generally intends to borrow money only in these limited circumstances.

          The Investment Company Act prohibits the Fund from borrowing for any purpose if, immediately after such borrowing, it will have an "asset coverage" of less than 300%. For this purpose, an "asset coverage" of 300% means that the Fund’s total assets equal 300% of the total outstanding principal balance of indebtedness. Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund, and also may limit the extent to which the Fund may hold illiquid securities, reducing the Fund’s investment flexibility. The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the asset level below what is required by the Investment Company Act or the Fund’s loan agreements.

Derivatives

          The Fund may use financial instruments, known as derivatives, for the purposes of hedging portfolio risk, cash management and for non-hedging purposes. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. The Fund will use a specific type of derivative only after consideration of, among other things, how the derivative instrument serves the Fund’s investment objective and the risk associated with the instrument.

          The Fund may buy or sell put or call options on transferable securities or indices of securities. The Fund’s options strategies may include the purchase of puts and the simultaneous writing of calls having different strike prices to place a "collar" on a portion of the Fund’s asset value. The Fund may buy or sell these options if they are traded on options exchanges or in over-the-counter markets. However, the Fund will only enter into transactions with broker-dealers that are reputable financial institutions which (i) specialize in these types of transactions, (ii) make markets in these options, or (iii) are participants in over-the-counter markets. A put option gives the purchaser of the option the right to sell, and obligates the writer of the put option to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer of the call option to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

          The Adviser will consider changes in foreign currency exchange rates in making investment decisions about non-U.S. securities. As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or to sell U.S. dollars or non-U.S. currencies at a future date). A forward contract may help reduce the Fund’s losses on securities denominated in a currency other than U.S. dollars, but it also may reduce the potential gain on the securities depending on changes in the currency’s value relative to the U.S. dollar. See "Certain Portfolio Securities and Other Operating Policies--Foreign Securities" in the SAI.

Short selling

          The Fund may sell securities short. To effect a short sale, the Fund will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. See "Risk Factors--Short selling."

Potential for large positions and controlling interests

          As a non-diversified investment company, the Fund faces few regulatory restrictions on the proportion of its total assets it may invest in the securities of any one company, or on the proportion of its total assets it allocates to control interests in companies. However, the Fund does not intend to invest more than 10% of its total assets in the securities of any one company. The Fund may own a controlling interest in one or more companies, and it (or it and other funds or accounts managed by the Adviser) may own up to 100% of certain companies. However, the Fund does not intend to invest more than 15% of its total assets in controlling interests of companies. Market fluctuations could cause these limits to be exceeded.

Defensive measures

          The Fund, from time to time, may take temporary defensive positions in cash or short-term debt securities that are inconsistent with its principal strategies in an attempt to moderate extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its investment objective.

Other

          The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. The Fund also may lend portfolio securities. If entered into, the income earned from these practices can be used to offset the Fund’s expenses. The Fund does not intend to use these practices in a manner that would adversely affect its ability to achieve its investment objective. Repurchase agreements and stock lending involve certain risks that are described in the SAI.

MANAGEMENT OF THE FUND

General

          The Fund’s Board provides broad oversight over the affairs of the Fund.

          The Adviser serves as the Fund’s investment adviser, subject to the ultimate supervision of and subject to any policies established by the Fund’s Directors, pursuant to the terms of the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Directors, for formulating a continuing investment program for the Fund. The Investment Advisory Agreement provides that, as the Fund’s investment adviser, the Adviser shall be entitled to be the Special Advisory Member of the Fund. In such capacity, the Adviser is entitled to receive the Incentive Allocation.

          The Adviser is a joint venture between PWFA and OrbiMed. Within the joint venture, the Adviser employs a team of OrbiMed’s investment professionals to manage the Fund’s investment portfolio and employs PWFA personnel to oversee their activities.

          OrbiMed, a registered investment adviser under the Advisers Act, is controlled by Samuel D. Isaly, its President. As of January 31, 2001, OrbiMed and its affiliates managed assets of approximately $3.2 billion.

          PWFA is an indirect, wholly-owned subsidiary of UBS Americas, which, in turn, is an indirect wholly-owned subsidiary of UBS AG, a Swiss bank. PWFA is registered as an investment adviser under the Advisers Act. PaineWebber, a wholly-owned subsidiary of UBS Americas, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange, Inc. and other principal securities exchanges. PWFA and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts.

Portfolio management

          The Fund's portfolio is managed by a team of investment professionals employed by OrbiMed, including Samuel D. Isaly, Sven H. Borho, Carl L. Gordon and Michael B. Sheffery. Mr. Isaly has been active in international and health care investing throughout his career, beginning at Chase Manhattan Bank in 1968. In 1982, his company, Gramercy Associates, was the first to develop an integrated, worldwide system of analysis on the 100 leading pharmaceutical companies, with investment recommendations conveyed to 50 leading financial institutions in the U.S. and Europe. Gramercy Associates was absorbed into S.G. Warburg & Co., Inc., in 1986, where Mr. Isaly was Senior Vice President and international equity analyst. For a time, Mr. Isaly also was associated with Credit Suisse as an analyst of the European pharmaceutical industry. In all, he has worked as a pharmaceutical and international investment specialist for 30 years.

          In March 1989, Mr. Isaly co-founded Mehta and Isaly Asset Management, Inc. ("Mehta and Isaly"), which provided investment ideas to institutional investors on worldwide health care, undertook cross-border merger, acquisition and alliances projects in the industry, and provided investment management services to selected investors. In 1998, Mehta and Isaly was renamed OrbiMed Advisors Inc.

           Mr. Isaly earned a B.A. degree from Princeton University and a M.Sc. in Economics from the London School of Economics.

           Mr. Borho studied undergraduate business administration at Bayreuth University in Germany and received a M.Sc. in Economics from the London School of Economics. He started his career at Mehta and Isaly in 1991 as a Senior Analyst covering European pharmaceutical firms and biotechnology companies worldwide. In 1998, Mr. Borho joined Mr. Isaly as one of the founders of OrbiMed.

           Dr. Gordon was a Fellow at the Rockefeller University from 1993 to 1995. He received a Ph.D. from the Massachusetts Institute of Technology in molecular biology in 1993 and an undergraduate degree from Harvard College in 1987. From 1987 until 1988, Dr. Gordon worked at the biotechnology company, Imclone Systems. Dr. Gordon was with Mehta and Isaly from 1995 through 1997, where he was a Senior Analyst covering biotechnology. In 1998, he joined Mr. Isaly as one of the founders of OrbiMed.

           Dr. Sheffery was Head of the Laboratory of Gene Structure and Expression at Memorial Sloan-Kettering Cancer Center. He received his doctorate in biochemistry and undergraduate degrees from Princeton University. Dr. Sheffery worked at Mehta and Isaly in 1996 and 1997, where he was a Senior Analyst covering the biotechnology industry. In 1998, he joined Mr. Isaly as one of the founders of OrbiMed.

          The team of investment professionals employed by OrbiMed have substantial experience in investing in the biotechnology and pharmaceutical sectors. See "Appendix C--OrbiMed Investment Record." Since 1993, OrbiMed, its affiliates and their predecessors have invested in excess of $190 million in the private securities of 47 issuers. Past performance is not necessarily indicative of future performance.

PWFA Fee

          The Fund will pay a monthly fee to PWFA for certain administrative services at an annual rate of 1.35% of the Fund’s net assets for the month, excluding assets attributable to PWFA’s capital account, the Adviser’s capital account and the Special Advisory Account. The overall amounts payable by the Fund and its investors, consisting of the PWFA Fee, Incentive Allocation and shareholder servicing fee, will be higher than those paid by most other registered investment companies, but generally similar to those paid by many private hedge funds with similar investment policies. PWFA will pay a portion of the PWFA Fee to OrbiMed.

Incentive Allocation

          In addition to the PWFA Fee, the Adviser, in its capacity as the Special Advisory Member, is entitled to receive the Incentive Allocation. Generally, on December 31st each year, commencing in 2001, an amount equal to 20% of the net profits, if any, that would otherwise be credited to an investor’s capital account for the period instead will be credited to the account of the Adviser. For purposes of calculating the Incentive Allocation, net profits will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions, provided that, except in limited circumstances (namely upon a tender or transfer of Interests), any unrealized appreciation in private securities will be taken into account only to the extent of unrealized depreciation in private securities. All unrealized appreciation on private securities will be taken into account when calculating the Incentive Allocation to which a tendering or transferring investor will be subject. The Incentive Allocation to which a tendering investor is subject will be adjusted appropriately in the case of partial redemptions. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited to the account of an investor which have not been offset by any net profits subsequently credited to the account of such investor. This is sometimes known as a "high water mark" calculation. The Incentive Allocation will be credited to the Adviser’s Special Advisory Account. The Adviser will be under no obligation to return any Incentive Allocation previously allocated by the Fund. The calculation of the Incentive Allocation is complex. The Fund encourages you to consult with your tax or legal adviser regarding this calculation.

          The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Interests in its capital account that it holds in its capacity as an investor in the Fund. The Adviser also is entitled to withdraw any amounts in its Special Advisory Account at any time through the last business day of the month following the date on which an Incentive Allocation was made.

          Very few investment advisers to registered investment companies receive an Incentive Allocation similar to that to which the Adviser is entitled.

Other expenses of the Fund

          The Fund will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by PWFA. Expenses to be borne by the Fund include:

•	all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

•	all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;

•	the costs and expenses of holding any meetings of any investors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the Investment Company Act or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund, including all travel-related expenses and other costs associated with due diligence performed, in connection with the analysis, purchase and sale of Portfolio Companies;

•	the fees of custodians and other persons providing administrative services to the Fund;

•	the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Adviser or the Board;

•	all costs and expenses of preparing, setting in type, printing and distributing reports, repurchase notices, and other communications to investors;

•	all expenses of computing the Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisals and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund; and

•	such other types of expenses as may be approved from time to time by the Board.

          The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

Administrator and Custodian

          PFPC Inc., the Fund’s administrator (the "Administrator"), performs certain administration, accounting and investor services for the Fund and other investment funds sponsored or advised by UBS Americas or its affiliates. In consideration for these services, the Fund and such other funds will pay the Administrator an annual fee based on: (i) the average net assets of the Fund, subject to a minimum monthly fee, and (ii) the aggregate net assets of such other funds, subject to a minimum monthly fee, not to exceed on an annual basis 0.15%, and will reimburse the Administrator for out-of-pocket expenses.

          PFPC Trust Company, the Fund’s custodian and an affiliate of the Administrator, acts as custodian for the Fund’s assets.

INVESTOR QUALIFICATIONS

          Interests in the Fund are offered only to investors who are "qualified clients" as such term is defined in Rule 205-3 under the Advisers Act, as that rule may be amended from time to time. Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder. Qualified clients also include certain knowledgeable employees who participate in PWFA’s investment activities. All of these persons are referred to in this prospectus as "Qualified Investors." You must complete and sign an investor certification before you may invest. If your investor certification is not received and accepted by PaineWebber by the Closing Date, your order will not be accepted. The form of this investor certification is included as Appendix B to this prospectus. The Fund will not be obligated to sell to brokers or dealers any Interests that have not been placed with Qualified Investors.

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS

No right of redemption or transfer

          No investor or other person holding an Interest or a portion of an Interest will have the right to require the Fund to redeem the Interest or portion thereof. No public market exists for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited semi-annual repurchase offers, which will be made in the Board’s sole discretion. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.

          Tendering or transferring investors will be subject to an Incentive Allocation in respect of the amounts repurchased by the Fund or transferred, as the case may be.

Repurchases of Interests

          The Fund from time to time may offer to repurchase up to 10% of its outstanding Interests pursuant to written tenders by investors (other than the Adviser in its capacity as the Special Advisory Member). These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Fund should repurchase Interests or portions thereof from investors pursuant to written tenders, the Fund’s Board will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Fund’s Board that the Fund offer to repurchase Interests from its investors in September 2001 and, thereafter, twice each year, in March and September. The Directors also will consider the following factors, among others, in making such determination:

•	whether any investors have requested to tender Interests or portions thereof to the Fund;

•	the liquidity of the Fund's assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Interests or portions thereof;

•	the condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

          The Board will determine that the Fund repurchase Interests or portions thereof from investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all investors or persons holding Interests acquired from investors, as applicable. When the Board determines that the Fund will repurchase Interests in the Fund or portions thereof, notice will be provided to each investor describing the terms thereof, and containing information investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Interest in the Fund from the Adviser during such period. If a repurchase offer is oversubscribed by investors, the Fund will repurchase only a pro rata portion of the Interests tendered by each investor.

          The LLC Agreement provides that the Fund will be dissolved if it has not commenced a tender offer for at least 10% of its outstanding Interests within a period of two years after an investor requests that the Fund do so. See "Summary of LLC Agreement--Term, Dissolution and Liquidation" in the SAI.

Determination of repurchase price

          The repurchase price payable in respect of repurchased Interests will be equal to the value of the investor’s capital account or portion thereof based on the estimated net asset value of the Fund’s assets as of the effective date of repurchase, after giving effect to all allocations to be made to the investor’s capital account (including the Incentive Allocation) as of such date. Any unrealized appreciation in private securities will be taken into account for purposes of calculating the Incentive Allocation when an investor’s Interests are repurchased or transferred. The Fund’s net asset value may change materially between the date a tender offer is mailed and the due date, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its net asset value is discussed under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors--Limited liquidity."

Payment

          Under normal conditions, the Fund intends to repurchase its Interests for cash. However, the Fund has the right to pay for all or a portion of its repurchased Interests with an in-kind distribution of a portion of its portfolio securities. The Fund might distribute stock of a company in-kind if the Fund’s position is large relative to the company’s market capitalization or trading volume and the Fund believes that selling its position would adversely affect the price received on the sale or the value of the Fund’s remaining position in that company. Investors would incur expenses in connection with disposing of any securities distributed by the Fund and would be subject to market risk in respect of these securities until the investor disposes of them. The Fund will not make in-kind payments with private securities. Before redeeming any securities in-kind, the Fund would consider the fairness of this practice to remaining investors. Payment of the purchase price pursuant to a tender of Interests will be made promptly after the expiration date of the tender offer. The Fund will not impose any charges on a repurchase of Interests.

Pro rata purchases of Interests in the event of an oversubscribed tender offer

          If a tender offer by the Fund is oversubscribed, the Fund may, but is not required to, tender for additional Interests, but only up to a maximum amount of two percent of the outstanding Interests of the Fund. If the Fund determines not to repurchase additional Interests beyond the repurchase offer amount, or if an investor tenders an amount of Interests greater than that which the Fund is entitled to purchase, the Fund will repurchase the Interests tendered on a pro rata basis.

          If pro-ration is necessary, the Fund will send a notice of pro-ration to the brokers and dealers of tendering investors on the business day following the due date. The amount of Interests each investor asked to have repurchased will be reduced by the same percentage. If any Interests that you wish to have repurchased by the Fund are not repurchased because of pro-ration, you will have to wait until the next tender offer, and your repurchase request will not be given any priority over other investors’ requests at this later date. Thus, there is a risk that the Fund may not purchase all of the Interests you wish to have repurchased in a given period or in any subsequent period. In anticipation of the possibility of pro-ration, some investors may tender more Interests than they wish to have repurchased in a particular repurchase period, thereby increasing the likelihood of pro-ration. There is no assurance that the Fund will repurchase as much of your Interests as you wish to have repurchased.

Consequences of repurchase offers

          The Fund believes that repurchase offers generally will be beneficial to the Fund’s investors, and typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Interests. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect investors who do not tender their Interests into a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund will hold a larger proportion of its total assets in highly illiquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

          Repurchase of the Fund’s Interests will tend to reduce the amount of outstanding Interests and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio. In addition, the repurchase of Interests by the Fund may be a taxable event to investors.

CALCULATION OF NET ASSET VALUE

          The Fund will compute its net asset value as of the close of business of each "fiscal period" (as defined under "Capital Accounts"). Securities owned by the Fund will be valued at current market prices. If reliable market prices are unavailable (e.g., in the case of certain private securities), securities will be valued at fair value as determined under the direction of, and in accordance with, procedures approved by the Fund’s Board. Private securities will be valued at fair value pursuant to the Fund’s valuation procedures. In such situations, the Fund’s investment will be revalued in a manner that the Adviser, following procedures approved by the Board, determines best reflects its fair value. When the Fund holds restricted securities of a class that has been sold to the public, fair valuation would often be market value less a discount to reflect contractual or legal restrictions limiting resale. Fair value represents a good faith approximation of the value of an asset and will be used where there is no public market or possibly no market at all for a company’s securities. The fair values of one or more assets, in retrospect, may not be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s issuance or repurchase of its Interests at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing investors. Fair values assigned to the Fund’s investments also will affect the amount of the PWFA Fee, shareholder servicing fee and Incentive Allocation. See "Risk Factors-- Incentive Allocation." All fair value determinations by the Adviser are subject to ratification by the Board.

          The Adviser and the Board will consider numerous factors in establishing a fair value for private securities. Factors that relate to the securities of a Portfolio Company will include the cost of the security; the last available quoted price or traded price, if any, for the security; fundamental analytical data relating to transactions in comparable securities; relationships among various securities and industry-specific indices and evaluation of the forces which influence the market in which the security is purchased and sold; the size of the Fund’s position and the liquidity of the market for the security; recent purchases and sales (including new issuances) of the company’s securities; pricing by dealers in similar securities; reported prices and the extent of public trading in similar financial instruments of the issuer or comparable securities; pending public offerings by the company; and contractual and regulatory restrictions on the Fund’s disposition of the security. Factors that relate to a Portfolio Company itself will include its financial position and results of operations, including their variance from projections; the company’s business and financial plan; its ability to obtain needed financing; changes in economic conditions affecting the company; pending reorganization activity; changes in management; changes in contracts with major customers and distributors; and changes in the market affecting the company’s products and services. Certain developments, such as changes in senior management of a company or its capital structure, or removal of legal or contractual restrictions on sale, will cause the Adviser to review the valuation of a company’s securities. In addition, a combination of developments that are individually less significant also may cause a review of valuation. In making determinations, the Adviser and Board will rely in many cases on information provided by OrbiMed.

           Expenses of the Fund, including the PWFA Fee, the Incentive Allocation, the shareholder servicing fee and the costs of any borrowings, are taken into account for the purpose of determining net asset value. See "Risk Factors--Incentive Allocation."

CAPITAL ACCOUNTS

General

          The Fund will maintain a separate capital account for each investor, which will have an opening balance equal to such investor’s initial contribution to the capital of the Fund. Each investor’s capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such investor to the capital of the Fund, plus any amounts credited to such investor’s capital account as described below. Similarly, each investor’s capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Interest or portion of the Interest of such investor, plus the amount of distributions, if any, to such investor which are not reinvested, plus any amounts debited against such investor’s capital account. To the extent that any debit would reduce the balance of the capital account of any investor below zero, that portion of any such debit will instead be allocated to the capital account of the Adviser; any subsequent credits that would otherwise be allocable to the capital account of any such investor will instead be allocated to the capital account of the Adviser in such amounts as are necessary to offset all previous debits attributable to such investor.

          Capital accounts of investors are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of (1) the last day of the fiscal year of the Fund, (2) the day preceding the date as of which a contribution to the capital of the Fund is made, (3) the day as of which the Fund repurchases any Interest or portion of an Interest of any investor, (4) the day as of which the Fund admits a substituted investor to whom an Interest or portion of an Interest of an investor has been transferred (unless there is no change in beneficial ownership) or (5) the day as of which any amount is credited to or debited from the capital account of any investor other than an amount to be credited to or debited from the capital accounts of all investors in accordance with their respective Fund percentages. A Fund percentage will be determined for each investor as of the start of each fiscal period by dividing the balance of such investor’s capital account as of the commencement of such period by the sum of the balances of all capital accounts of all investors as of such date.

           The Fund will maintain a Special Advisory Account for the Adviser solely for the purpose of receiving the Incentive Allocation, as described above.

Allocation of Net Profits and Net Losses

          Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all investors (but not the Special Advisory Account) as of the last day of each fiscal period in accordance with investors’ respective Fund percentages for such fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests or portions of Interests, and adjusted to exclude the amount of any insurance proceeds to be allocated among the capital accounts of the investors and any items to be allocated among the capital accounts of the investors other than in accordance with the investors’ respective Fund percentages.

          Allocations for Federal income tax purposes generally will be made among the investors so as to reflect equitably amounts credited or debited to each investor’s capital account for the current and prior fiscal years. Under the Fund’s LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund’s net capital gains, including short-term capital gain, for Federal income tax purposes to the Special Advisory Member and to a withdrawing investor, in either case to the extent that its capital account exceeds it Federal income tax basis in its Interest.

Allocation of Special Items--Organizational Expenses, Certain Withholding Taxes and Other Expenditures

          The Fund’s organizational and offering expenses for this and the previous offering are estimated at $915,000. Before a recent change to the guidelines as adopted by the American Institute of Certified Public Accountants, the Fund would have been able to amortize the organizational expenses over a 60-month period. Because of that change, however, these expenses now must be expensed as incurred. To achieve a more equitable distribution of the impact of those expenses among the investors, an amount equal to the organizational and offering expenses incurred by the Fund will be allocated among and credited to or debited against the capital accounts of all investors based on the percentage that an investor’s contributed capital to the Fund bears to the total capital contributed to the Fund by all investors as of the relevant allocation date. An initial allocation of organizational and offering costs was made as of the closing date of the Fund's initial offering. These allocations will thereafter be adjusted as of each date on which additional capital is contributed to the Fund by its investors through and including May 2001.

          Withholding taxes or other tax obligations incurred by the Fund which are attributable to any investor will be debited against the capital account of such investor as of the close of the fiscal period during which the Fund paid such obligation, and any amounts then or thereafter distributable to such investor will be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, the investor and any successor to the investor’s Interest is required to pay to the Fund, upon demand of the Fund, the amount of such excess.

Reserves

          Appropriate reserves may be created, accrued and charged against net assets for contingent liabilities as of the date any such contingent liabilities become known to the Adviser or the Board. Reserves will be in such amounts, subject to increase or reduction, which the Board or the Adviser may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are investors at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such investors, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were investors at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Voting

          Each investor will have the right to cast a number of votes based on the value of such investor’s capital account relative to the value of all capital accounts of investors at any meeting of investors called by the Board or investors holding at least a majority of the total number of votes eligible to be cast by all investors. Investors will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Directors, approval of the authority of the Adviser to provide advisory services to the Fund and approval of the Fund’s auditors. Except for the exercise of their voting privileges, investors will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

TAXES

          The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

          The discussion below is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change.

          Each prospective investor should consult with its own tax adviser in order fully to understand the Federal, state, local and foreign income tax consequences of an investment in the Fund.

          The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund will not be eligible for any of those safe harbors.

          The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event, the partnership’s status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, Interests in the Fund will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

          Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund’s current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund.

          As an entity taxable as a partnership, the Fund is not itself subject to Federal income tax. For income tax purposes, each investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund’s income, gain, loss and deductions for each taxable year of the Fund ending with or within the investor’s taxable year. Each item will have the same character to an investor, and generally will have the same source (either United States or foreign), as though the investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund. For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under Federal and state law, see "Tax Aspects" in the SAI.

PLAN OF DISTRIBUTION

General

          PaineWebber acts as the distributor of the Fund’s Interests on a best efforts basis, subject to various conditions. The Fund also may distribute Interests through brokers or dealers with which it has entered into distribution agreements. The Fund is not obligated to sell to a broker or dealer any Interests that have not been placed with Qualified Investors. PaineWebber expects to deliver the Interests to the investors on or about the Closing Date, or such earlier or later date as PaineWebber may determine. The Fund will pay a servicing fee to PaineWebber and to each broker or dealer that is not affiliated with the Fund or PaineWebber and that has entered into a shareholder servicing agreement with the Fund at the annual rate of 0.40% of the net asset value of the outstanding Interests owned by their customers. PaineWebber or its affiliates may pay from their own resources additional compensation of 1% of the amount of Interests sold to brokers or dealers. The maximum underwriting compensation to be paid to underwriters and related persons in connection with the offerings will not exceed 8% of the initial gross proceeds of the Interests sold. Such compensation consists of the maximum sales load of 3%, the 1% additional compensation described above, the expenses of the offerings expected not to exceed $1,000,000 and the shareholder servicing fee of 0.40%.

          Neither PaineWebber nor any other broker or dealer is obligated to buy from the Fund any of the Interests.

          Once a prospective investor’s order is received, a confirmation will be sent to the investor. Thereafter, the investor’s brokerage account will be debited for the purchase amount, which will be deposited into an escrow account set up at PNC Bank Corp. (the "Escrow Agent") for the benefit of the investors. Any interest collected on the funds will be paid to investors on the Closing Date.

          The Fund has agreed to indemnify PaineWebber and its affiliates and certain other persons against certain liabilities under the Securities Act.

Purchase terms

          Sales of Interests will be made only to Qualified Investors who have completed and returned an investor certification, and whose investor certification has been accepted, before the Closing Date. Investors will pay to PaineWebber a sales load of 3% for investments of less than $500,000; 2% for investments of $500,000 or more, but less than $1 million; 1% for investments of $1 million or more. No sales load will be charged in respect of purchases of Interests by employees or directors of the Adviser and its affiliates, Board members and attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families. The minimum required initial contribution to the capital of the Fund from each investor is $25,000. The Fund may vary the investment minimum from time to time.

          The LLC Agreement is annexed as Appendix A to this prospectus and each new investor will be bound by all of its terms by executing the investor certification form included as Appendix B to this prospectus.

Additional sales

          From time to time, the Fund may sell additional Interests to Qualified Investors. In deciding whether to commence sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment.

Shareholder servicing fee

          The Fund intends to pay compensation to selected brokers and dealers that are not affiliated with the Fund or PaineWebber that hold Interests for their customers in accordance with several shareholder servicing agreements between the Fund and the brokers and dealers. The shareholder servicing fee is payable monthly at an annual rate of 0.40% of the net asset value of outstanding Interests held by the brokers and dealers for their customers (prorated for shorter periods). The brokers and dealers will provide customary investor services, including responding to investor questions about the Fund and assisting the Fund in administering repurchases. Shareholder servicing fees will accrue as an expense of the Fund.

GENERAL INFORMATION

          The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a limited liability company under the laws of the State of Delaware on August 29, 2000 and has a limited operating history. The Fund’s address is c/o PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019 and its telephone number is (212) 713-2000.

Page
Additional Investment Policies
Repurchases and Transfers Of Interests
Directors
Code of Ethics
Investment Advisory Services
Conflicts of Interest
Tax Aspects
ERISA Considerations
Brokerage
Auditors and Legal Counsel
Custodian
Summary of LLC Agreement
Other Information
Financial Statements
Report of Independent Auditors
Statement of Assets, Liabilities and Members' Capital
Statement of Operations
Statement of Changes in Members' Capital - Net Assets
Notes to Financial Statements
Schedule of Portfolio Investments
Appendix A--Rating Categories
3 10 12 15 15 17 19 35 37 38 38 38 41 42 45 46 47 48 49 56 A-1

APPENDIX A

PW JUNIPER CROSSOVER FUND, L.L.C.
LIMITED LIABILITY COMPANY AGREEMENT

           THIS LIMITED LIABILITY COMPANY AGREEMENT of PW Juniper Crossover Fund, L.L.C. (the "Fund") is dated and effective as of October 11, 2000 by and among the Organizational Member, PWAdmin and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

W I T N E S S E T H :

           WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of August 29, 2000 and filed with the Secretary of State of the State of Delaware on August 29, 2000;

           NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS

           For purposes of this Agreement:

           Adviser means PW Juniper Management, L.L.C. or any successor thereto.

           Advisers Act means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

           Affiliate means affiliated person as such term is defined in the 1940 Act.

           Agreement means this Limited Liability Company Agreement, as amended and/or restated from time to time.

           Allocation Change means, with respect to each Member for each Allocation Period, the difference between:

(1)	the sum of (a) the balance of such Member’s Capital Account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member’s Capital Account as of such date other than any Incentive Allocation to be debited against such Member’s Capital Account), plus (b) any debits to such Member’s Capital Account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member’s Interest, plus (c) any debits to such Member’s Capital Account during the Allocation Period to reflect any Insurance premiums allocable to such Member, plus (d) any debits to such Member’s Capital Account during the Allocation Period to reflect any items allocable to such Member’s Capital Account pursuant to Section 5.6 hereof other than Management Fees; and

(2)	the sum of (a) the balance of such Member’s Capital Account as of the commencement of the Allocation Period, plus (b) any credits to such Member’s Capital Account during the Allocation Period to reflect any contributions by such Member to the capital of the Fund, plus (c) any credits to such Member’s Capital Account during the Allocation Period to reflect any Insurance proceeds allocable to such Member.

If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a Positive Allocation Change, and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference shall be a Negative Allocation Change.

           Allocation Period means, with respect to each Member, the period commencing as of the date of admission of such Member to the Fund and, thereafter, each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following:

(1)	December 31, 2001 and, thereafter, December 31st of each succeeding year;

(2)	the date of a final distribution pursuant to Section 6.2 hereof;

(3)	the day as of which the Fund repurchases any Interest or portion of an Interest of such Member;

(4)	the day as of which the Fund admits as a substituted Member a person to whom the Interest (or a portion thereof) of such Member has been Transferred (unless there is no change in beneficial ownership); or

(5)	the day as of which the status of the Adviser as the Special Advisory Member is terminated pursuant to Section 4.1(a) hereof.

           Board means the Board of Directors established pursuant to Section 2.6 hereof.

           Capital Account means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.3 hereof.

           Capital Percentage means a percentage established for each Member as of each Expense Allocation Date. The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Fund by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

           Capital Contribution means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

           Certificate means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

           Closing Date means the first date on or as of which a Member other than the Organizational Member or the Special Advisory Member is admitted to the Fund.

           Code means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

           Delaware Act means the Delaware Limited Liability Company Act (6 Del.C.ss.18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

           Director means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board. Each Director shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

           Expense Allocation Date means the Closing Date, and thereafter each day, through and including the date which is six months after the Closing Date, as of which a contribution to the capital of the Fund is made pursuant to Section 5.1 hereof.

           Fiscal Period means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(1)	the last day of a Fiscal Year;

(2)	the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

(3)	the day as of which the Fund repurchases any Interest or portion of an Interest of any Member;

(4)	the day as of which the Fund admits a substituted Member to whom an Interest (or portion thereof) of a Member has been Transferred (unless there is no change of beneficial ownership); or

(5)	any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Fund Percentages.

           Fiscal Year means the period commencing on the Closing Date and ending on the first December 31st following the Closing Date, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

           Form N-2 means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

           Fund means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

           Fund Percentage means a percentage established for each Member on the Fund's books as of the first day of each Fiscal Period. The Fund Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

           Incentive Allocation means, with respect to any Member, 20% of the amount, determined as of the close of each Allocation Period with respect to such Member (appropriately adjusted for any partial repurchases or partial Transfers of Interests), by which such Member's Positive Allocation Change for such Allocation Period, if any, exceeds any positive balance in such Member's Loss Recovery Account as of the most recent prior date as of which any adjustment has been made thereto, with the following adjustments:

(1)	Solely for the purpose of calculating the Incentive Allocation and Loss Recovery Account with respect to any Member, as of the close of an Allocation Period described in paragraph (1) of the definition thereof, the Fund’s Net Assets and Net Profit or Net Loss and a Member’s share of Net Profit or Net Loss, Capital Account and Positive or Negative Allocation Change shall be determined by excluding from the calculation thereof the amount of any unrealized appreciation in the Fund’s private securities in excess of the amount of any unrealized depreciation in the Fund’s private securities.

(2)	Solely for the purpose of calculating the Incentive Allocation with respect to any Member, as of the close of an Allocation Period described in paragraphs (2), (3), (4) or (5) of the definition thereof with respect to such Member, there shall be included any unrealized appreciation in the Fund’s private securities for all purposes relevant to such calculation.

           Independent Directors means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

           Insurance means one or more "key man" insurance policies on the life of any principal of a member of the Adviser or any other insurance policy, the benefits of which are payable to the Fund.

           Interest means the entire ownership interest in the Fund at any particular time of a Member or the Special Advisory Member, or other person to whom an Interest or portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

           Loss Recovery Account means a memorandum account to be recorded in the books and records of the Fund with respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows:

(1)	As of the first day after the close of each Allocation Period for such Member, the balance of the Loss Recovery Account shall be increased by the amount, if any, of such Member’s Negative Allocation Change for such Allocation Period and shall be reduced (but not below zero) by the amount, if any, of such Member’s Positive Allocation Change for such Allocation Period.

(2)	The balance of the Loss Recovery Account shall be reduced (but not below zero) as of the first date as of which the Capital Account balance of any Member is reduced as a result of repurchase or transfer with respect to such Member’s Interest by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or transfer, and (ii) the denominator of which is equal to the balance of such Member’s Capital Account immediately before giving effect to such repurchase or transfer.

           No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the Transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

           Management Fee means the fee paid to PWAdmin out of the Fund's assets, and debited against Members' Capital Accounts, for PWAdmin Services.

           Member means any person who shall have been admitted to the Fund as a member until the Fund repurchases the entire Interest of such person pursuant to Section 4.6 hereof or a substitute Member who is admitted to the Fund pursuant to Section 4.4 hereof, in such person's capacity as a member of the Fund. For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

           Negative Allocation Change has the meaning given such term in the definition of Allocation Change.

           Net Assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

           Net Profit or Net Loss means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, at the close of business on the Closing Date), such amount to be adjusted to exclude:

(1)	the amount of any Insurance premiums or proceeds to be allocated among the Capital Accounts of the Members pursuant to Section 5.5 hereof;

(2)	any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the respective Fund Percentages of all Members as of the commencement of such Fiscal Period; and

(3)	Organizational Expenses allocated among the Capital Accounts of the Members pursuant to Section 5.11 hereof.

           1940 Act means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

           1934 Act means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

           Organizational Expenses means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

           Organizational Member means Mitchell A. Tanzman.

           Person means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

           Portfolio Company means a company issuing private securities.

           Positive Allocation Change has the meaning given such term in the definition of Allocation Change.

           Private securities means Securities purchased by the Fund that are restricted securities because they are not registered under the Securities Act of 1933, as amended (excluding securities that may be resold pursuant to Rule 144A under said Act).

           PWAdmin means PW Fund Advisor, L.L.C., or any successor thereto. PWAdmin shall constitute a "manager" of the Fund within the meaning of the Delaware Act. PWAdmin also shall constitute a "member" of the Fund within the meaning of the Delaware Act and shall have an Interest.

           PWAdmin Services means such administrative services as PWAdmin or its affiliates shall provide to the Fund pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof.

           Securities means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

           Special Advisory Account means a Capital Account established and maintained on behalf of the Special Advisory Member pursuant to Section 5.3(e) hereof to which amounts are credited under Section 5.8(a) hereof.

           Special Advisory Member means the Adviser in its capacity as the investment adviser to the Fund.

           Tax Matters Partner means the Member designated as "tax matters partner" of the Fund pursuant to Section 8.17 hereof.

           Transfer means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

           Voting Interest means with respect to a Member the number of votes equivalent to such Member's Fund Percentage as of the record date for a meeting of Members.

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS; BOARD

          2.1           Formation of Limited Liability Company.

           The Organizational Member and any person designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

          2.2            Name.

           The name of the Fund shall be "PW Juniper Crossover Fund, L.L.C." or such other name as the Board hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member. The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

          2.3            Principal and Registered Office.

           The Fund shall have its principal office at the principal office of PWAdmin, or at such other place designated from time to time by the Board.

           The Fund shall have its registered office in the State of Delaware at 1013 Center Road, Wilmington, New Castle County, Delaware 19805-1297, and shall have Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

          2.4            Duration.

           The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

          2.5            Business of the Fund.

          (a)            The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, and to engage in any financial or derivative transactions relating thereto or otherwise. PWAdmin, in the exercise of its administrative functions on behalf of the Fund, may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of PWAdmin be necessary or advisable to carry out the administration of the Fund's business and any amendments to any such contracts, agreements and other undertakings, all without any further act, vote or approval of any other person, notwithstanding any other provision of this Agreement.

          (b)            The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

          2.6            The Board.

          (a)            The Organizational Member hereby designates those persons listed on Schedule I who shall agree to be bound by all of the terms of this Agreement to serve as Directors on the initial Board. The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund.

          (b)            Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members. The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving as Directors.

          (c)            If no Director remains, PWAdmin shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

          2.7            Members.

           The Board may admit one or more Members as of the beginning of each calendar month or at such other times as the Board may determine. Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or an instrument pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board, in its absolute discretion, may reject requests to purchase Interests in the Fund. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member. Each of PWAdmin and the Organizational Member hereby is admitted as a Member on the date hereof.

          2.8            Special Advisory Member.

           Upon signing this Agreement, the Adviser shall be admitted to the Fund as the Special Advisory Member, subject to due approval, in accordance with the requirements of the 1940 Act, of the Investment Advisory Agreement. The Interest of the Special Advisory Member shall be non-voting. If at any time the Investment Advisory Agreement between the Fund and the person then serving as Adviser terminates, the Board shall admit as a substitute Special Advisory Member, upon its signing this Agreement, such person as may be retained by the Fund to provide investment advisory services pursuant to an Investment Advisory Agreement, subject to the due approval of such Investment Advisory Agreement in accordance with the requirements of the 1940 Act.

          2.9            Organizational Member.

           Upon the admission to the Fund of any additional Member pursuant to Section 2.7, the Organizational Member shall withdraw from the Fund as the Organizational Member and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction, and shall cease to be a member of the Fund.

          2.10            Both Directors and Members.

           A Member may at the same time be a Director and a Member, or a Special Advisory Member and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

          2.11            Limited Liability.

           Except as otherwise provided under applicable law, no Member, Director or Special Advisory Member shall be liable personally for the Fund's debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund, except that a Member may be obligated to make capital contributions to the Fund pursuant to this Agreement and to repay any funds wrongfully distributed to such Member. Notwithstanding any other provision of this Agreement, PWAdmin, in the exercise of its administrative functions on behalf of the Fund, may require a Member to contribute to the Fund, at any time or from time to time, whether before or after the dissolution of the Fund or after such Member ceases to be a member of the Fund, such amounts as are requested by PWAdmin, in its exercise of its administrative functions on behalf of the Fund, to meet the Fund's debts, obligations or liabilities (not to exceed for any Member the aggregate amount of any distributions, amounts paid in connection with a repurchase of all or a portion of such Member's Interest and any other amounts received by such Member from the Fund during or after the Fiscal Year in which any debt, obligation or liability of the Fund arose or was incurred); provided however, that each Member shall contribute only his pro rata share of the aggregate amount requested based on such Member's Capital Account in the Fiscal Year in which the debt, obligation or liability arose or was incurred as a percentage of the aggregate Capital Accounts of the Fund in such Fiscal Year; and provided further that the provisions of this Section 2.10 shall not affect the obligations of Members under Section 18-607 of the Delaware Act.

ARTICLE III

MANAGEMENT

          3.1            Management and Control.

          (a)            Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Adviser shall continue to serve as investment adviser to the Fund and PWAdmin shall continue to provide the PWAdmin Services to the Fund.

          (b)            Each Member agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund. The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

          (c)            Members (other than PWAdmin, and the Adviser if it should become a Member, other than the Special Advisory Member) shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

          (d)            The Board may delegate to any person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law.

          3.2            Actions by the Board.

          (a)            Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, in person or by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

          (b)            The Board may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors then in office shall constitute a quorum at any meeting.

          (c)            The Board may designate from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund.

          3.3            Meetings of Members.

          (a)            Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

          (b)            Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Voting Interest. The Board shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

          (c)            A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

          3.4            Custody of Assets of the Fund.

           The physical possession of all funds, Securities or other property of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

          3.5            Other Activities of Members (Including PWAdmin), Directors and the Adviser.

          (a)            None of the Directors, PWAdmin nor the Adviser shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement and any other agreement they may have with the Fund.

          (b)            Any Member (including PWAdmin), Director or the Adviser, or Affiliate of any of them, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of any other Member, Director, the Adviser or Affiliates of any of them, or any profits derived therefrom.

          3.6            Duty of Care.

          (a)            The Directors, PWAdmin, including any officer, director, member, partner, principal, employee or agent of PWAdmin, and the Adviser, including any officer, director, member, principal, employee or agent of the Adviser and each of their affiliates, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's duties hereunder.

          (b)            A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any other Member or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

          3.7            Indemnification.

          (a)            To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors or other legal representatives), the Adviser (including for this purpose each affiliate (including PWAdmin), officer, director, member, partner, principal, employee or agent of the Adviser or a member thereof, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise is affiliated, with the Adviser or any member thereof, and their executors, heirs, assigns, successors or other legal representatives), and the Tax Matters Partner (including for this purpose its successor) against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, the Adviser or the Tax Matters Partner, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, or the past or present performance of services to the Fund by PWAdmin, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

          (b)            Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

          (c)            As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

          (d)            Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

          (e)            An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

          (f)            The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Director or other person.

          3.8            Fees, Expenses and Reimbursement.

          (a)            So long as PWAdmin (or its affiliates) provides PWAdmin Services to the Fund, it shall be entitled to receive such fees as may be agreed to by PWAdmin and the Fund pursuant to a separate written agreement, which, notwithstanding anything in this Agreement to the contrary, may be entered into by the Fund, without any further act, vote or approval of any Member.

          (b)            The Board may cause the Fund to compensate each Director for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

          (c)            The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement or by PWAdmin pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof. Expenses to be borne by the Fund include, but are not limited to, the following:

(1)	all costs and expenses related to portfolio transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

(2)	all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

(3)	the costs and expenses of holding any meetings of Members that are regularly scheduled, permitted or are required to be held by this Agreement, the 1940 Act or other applicable law;

(4)	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund, including all travel-related expenses and other costs associated with the negotiation and due diligence performed in connection with the analysis, purchase and sale of Portfolio Companies;

(5)	the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Adviser or the Directors;

(6)	any fees payable to PWAdmin or its affiliates for PWAdmin Services;

(7)	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

(8)	all expenses of computing the Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation services provided by third parties;

(9)	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

(10)	fees payable to custodians and persons providing administrative services to the Fund; and

(11)	such other types of expenses as may be approved from time to time by the Board.

           The Adviser and PWAdmin shall be entitled to reimbursement from the Fund for any of the above expenses that either pays on behalf of the Fund.

           (d)           The Fund from time to time, alone or in conjunction with other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.

ARTICLE IV

TERMINATION OF STATUS OF ADVISER AND DIRECTORS;
TRANSFERS AND REPURCHASES

           4.1            Termination of Status of the Adviser.

           The status of the Adviser as the Special Advisory Member shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

           4.2            Termination of Status of a Director.

           The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed under Section 4.3; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; or (vi) shall have a receiver appointed to administer the property or affairs of such Director.

           4.3            Removal of the Directors.

           Any Director may be removed either by (a) the vote or written consent of at least two-thirds of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

           4.4            Transfer of Interests of Members.

           (a)            An Interest or portion thereof of a Member may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion). In addition, the Board may not consent to a Transfer of an Interest or a portion thereof of a Member unless the person to whom such Interest is transferred (or each of such person's equity owners if such a person is a "private investment company" as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the 1940 Act, or a business development company as defined under the Advisers Act) is a person whom the Board believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements. If any transferee does not meet such investor eligibility requirements, the Fund reserves the right to redeem its Interest. If the Board does not consent to a Transfer by operation of law, the Fund shall redeem the Interest from the Member's successor. Any permitted transferee shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member Transfers an Interest or portion thereof with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is Transferred is admitted to the Fund as a substituted Member. The admission of any transferee as a substituted Member shall be effective upon the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. Each transferring Member and transferee agrees to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer. Upon the Transfer to another person or persons of a Member's entire Interest, such Member shall cease to be a member of the Fund.

           (b)            Each transferring Member shall indemnify and hold harmless the Fund, the Directors, PWAdmin, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

           4.5            Transfer of Interests of Special Advisory Member.

           The Adviser may not Transfer its Interest as the Special Advisory Member.

           4.6            Repurchase of Interests.

           (a)            Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase of that Interest or portion thereof. The Board may from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider the following factors, among others:

(1)	whether any Members have requested to tender Interests or portions thereof to the Fund;

(2)	the liquidity of the Fund's assets;

(3)	the investment plans and working capital requirements of the Fund;

(4)	the relative economies of scale with respect to the size of the Fund;

(5)	the history of the Fund in repurchasing Interests or portions thereof;

(6)	the condition of the securities markets; and

(7)	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

           The Board shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

           (b)           The Adviser may tender its Interest or a portion thereof as a Member or Special Advisory Member of the Fund under Section 4.6(a) hereof.

           (c)            If the Adviser's status as Special Advisory Member is terminated pursuant to Section 4.1 hereof, it (or its trustee or other legal representative) may, by written notice to the Board within 60 days of the effective date of such termination, tender to the Fund for repurchase all or any portion of its Capital Account. Not later than 30 days after the receipt of such notice, the Board shall cause such tendered portion of the Capital Account to be repurchased by the Fund for cash.

           (d)            The Board may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member if the Board determines or has reason to believe that:

(1)	such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

(2)	ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

(3)	continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Directors, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

(4)	any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

(5)	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

           (e)            Repurchases of Interests or portions thereof by the Fund shall be payable in cash or in part by promissory note, in each case without interest, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value. All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Interests or portion thereof. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the estimated value of such Member's Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.

ARTICLE V

CAPITAL

           5.1            Contributions to Capital.

           (a)            The minimum initial contribution of each Member (other than PWAdmin and the Adviser) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund's Form N-2 or such other amount as the Board may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Directors shall not be entitled to make voluntary contributions of capital to the Fund as Directors of the Fund, but may make voluntary contributions to the capital of the Fund as Members.

           (b)            The Members may make additional contributions to the capital of the Fund, effective as of such times as the Board in its discretion may permit, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent otherwise provided herein.

           (c)            Except as otherwise permitted by the Board, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or in such Securities that the Board, in its absolute discretion, may agree to accept on behalf of the Fund, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Fund shall charge each Member making a contribution in Securities to the capital of the Fund such amount as may be determined by the Board not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Fund to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

           5.2            Rights of Members to Capital.

           No Member shall be entitled to interest on his or its contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.6 hereof, (ii) pursuant to the provisions of Section 5.7(c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

           5.3            Capital Accounts.

           (a)            The Fund shall maintain a separate Capital Account for each Member.

           (b)            Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting such Member's initial contribution to the capital of the Fund.

           (c)            Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) any amount credited to such Member's Capital Account pursuant to the provisions of this Article V.

           (d)            Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.6, 5.10 or 6.2 hereof which are not reinvested, plus (ii) any amounts debited against such Member's Capital Account pursuant to the provisions of this Article V.

           (e)            The Fund shall maintain a Special Advisory Account for the Adviser in its capacity as Special Advisory Member to which amounts shall be credited pursuant to Section 5.8 hereof. The Special Advisory Account shall have an initial balance of zero.

           (f)            If all or a portion of an Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

           5.4            Allocation of Net Profit and Loss.

           As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such Fiscal Period.

           5.5            Allocation of Insurance Premiums and Proceeds.

           (a)            Any premiums payable by the Fund for Insurance purchased pursuant to Section 3.8(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Fund during such Fiscal Period in accordance with such Member's Fund Percentage for such Fiscal Period.

           (b)            Proceeds, if any, to which the Fund may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Fund during the Fiscal Period in which the event which gives rise to recovery of proceeds occurs in accordance with such Member's Fund Percentage for such Fiscal Period.

           5.6            Allocation of Certain Withholding Taxes and Other Expenditures.

           (a)            If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board, without limitation of any other rights of the Fund or the Board, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

           (b)            Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, and any other Fund items, to the extent determined by the Board to have been paid or incurred or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

           5.7            Reserves.

           (a)            Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to PWAdmin or the Board, such reserves to be in the amounts which the Board in its sole discretion deem necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to those parties who were Members at the time, as determined by the Board in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.

           (b)            If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

           (c)            If any amount is required by paragraph (a) or (b) of this Section 5.7 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

           5.8            Incentive Allocation.

           (a)            So long as the Adviser serves as the Special Advisory Member of the Fund, the Incentive Allocation shall be debited against the Capital Account of each Member (other than PWAdmin and the Adviser) as of the last day of each Allocation Period with respect to such Member and the amount so debited shall be credited to the Special Advisory Account, or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Members as have been designated in any written notice delivered by the Adviser to the Fund within 90 days after the close of such Allocation Period.

           (b)            By the last business day of the month following the date on which any amounts are credited to the Special Advisory Account pursuant to Section 5.8(a) above, the Special Advisory Member may withdraw up to 100% of any such amounts (computed on the basis of unaudited data) that were credited to the Special Advisory Account. Within 30 days after the completion of the audit of the Fund's books for the year in which any such amounts were credited to the Special Advisory Account, the Fund shall pay to the Special Advisory Member any additional amounts determined to be owed to the Special Advisory Member based on the audit, and the Special Advisory Member shall pay to the Fund any excess amounts that were credited to the Special Advisory Account.

           5.9            Tax Allocations.

           For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 5.9 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

           If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes for any Fiscal Year during or as of the end of which one or more Positive Basis Members (as hereinafter defined) withdraw from the Fund pursuant to Articles IV or VI hereof, the Board may elect to allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall reflect equitably the amounts credited to such Members' Capital Accounts.

           As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which the total of such Member's Capital Account as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code), and (ii) the term "Positive Basis Member" shall mean any Member who withdraws from the Fund and who has a Positive Basis as of the effective date of its withdrawal but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the preceding sentence equal to its Positive Basis as of the effective date of its withdrawal.

           Notwithstanding anything to the contrary in the foregoing, if the Fund realizes taxable gains (including short-term capital gains) for Federal income tax purposes in any Fiscal Year with respect to which any amounts are credited to the Special Advisory Account under Section 5.8(a) hereof, the Board (at the request of the Special Advisory Member) may specially allocate such gains to the Special Advisory Member up to an amount by which the sum total of any such credited amounts exceeds the Special Advisory Member's "adjusted tax basis" (determined without regard to any allocation to be made pursuant to this paragraph) in its Interest as of the time it withdraws any such credited amounts under Section 5.8(b) hereof.

           5.10            Distributions.

           (a)            The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Fund Percentages. Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the asset distributed to the Member exceeds the percentage of that asset which is equal to the percentage in which the Member shares in distributions from the Fund.

           (b)            The Board may withhold taxes from any distribution to any Member to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and, if appropriate, reducing the Capital Account of such Member.

           (c)            Notwithstanding anything to the contrary contained herein, none of the Directors or the Members (including PWAdmin), nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

           5.11            Allocation of Organizational Expenses.

           (a)            As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

           (b)            As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.11 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses then shall be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

ARTICLE VI

DISSOLUTION AND LIQUIDATION

           6.1            Dissolution.

           (a)            The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

(1)	upon the affirmative vote to dissolve the Fund by both (i) the Board and (ii) Members holding at least two-thirds of the total number of Voting Interests eligible to be cast by all Members;

(2)	upon the failure of Members to approve of successor Directors at a meeting called by PWAdmin in accordance with Section 2.6(c) hereof when no Director remains to continue the business of the Fund;

(3)	upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender such Member’s Interest for repurchase by the Fund if the Fund has not commenced a tender offer within such two-year period for at least 10% of the Fund’s outstanding Interests;

(4)	upon the determination by the Adviser to dissolve the Fund; or

(5)	as required by operation of law.

           Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

           6.2            Liquidation of Assets.

           (a)            Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall liquidate, in an orderly manner, the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall liquidate, in an orderly manner, the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof. The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

(1)	in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis;

(2)	such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis;

(3)	the Special Advisory Member shall next be paid any balance in the Special Advisory Account after giving effect to the Incentive Allocation, if any, to be made pursuant to Section 5.8 hereof; and

(4)	the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members’ Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(4).

           (b)           Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

ARTICLE VII

ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

           7.1            Accounting and Reports.

           (a)            The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

           (b)            After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete federal and state income tax or information returns and any other tax information required by federal or state law.

           (c)            Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

           7.2            Determinations By the Board.

           (a)            All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by PWAdmin, to the extent consistent with its administrative functions, pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

           (b)            The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

           7.3            Valuation of Assets.

           (a)            Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last day of each Fiscal Period or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

           (b)            The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

           8.1            Amendment of Limited Liability Company Agreement.

           (a)            Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act), (ii) PWAdmin (to the extent consistent with its administrative functions) or (iii) a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund.

           (b)            Any amendment that would:

(1)	increase the obligation of a Member to make any contribution to the capital of the Fund;

(2)	reduce the Capital Account of a Member or the Special Advisory Account other than in accordance with Article V; or

(3)	modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(2) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her entire Interest for repurchase by the Fund.

(c)	By way of example only, the Board, and PWAdmin at any time without the consent of the Members may:

(1)	restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)	amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

(3)	amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund’s continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code.

           (d)           The Board shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

           8.2            Special Power of Attorney.

           (a)            Each Member hereby irrevocably makes, constitutes and appoints PWAdmin and each of the Directors, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)	any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)	any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(3)	all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

           (b)           Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

           (c)            This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of PWAdmin and each of the Directors, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

(1)	shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

(2)	shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member’s Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

           8.3            Notices.

           Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

           8.4            Agreement Binding Upon Successors and Assigns.

           This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

           8.5            Applicability of 1940 Act and Form N-2.

           The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

           8.6            Choice of Law; Arbitration.

           (a)            Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

           (b)            Each Member and the Special Advisory Member agree to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Member understands that:

(1)	arbitration is final and binding on the parties;

(2)	the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(3)	pre-arbitration discovery is generally more limited than and different from court proceedings;

(4)	the arbitrator’s award is not required to include factual findings or legal reasoning and a party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(5)	a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

           (c)            Controversies shall be determined by arbitration before, and only before, an arbitration panel convened by The New York Stock Exchange, Inc. ("NYSE") or the National Association of Securities Dealers, Inc. (the "NASD"), to the fullest extent permitted by law. The parties may also select any other national securities exchange's arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law. Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

           (d)            No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

           8.7            Not for Benefit of Creditors.

           The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members (including PWAdmin), Directors, the Special Advisory Member and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

           8.8            Consents.

           Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

           8.9            Merger and Consolidation.

           (a)            The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

           (b)            Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

           8.10            Pronouns.

           All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

           8.11            Confidentiality.

           (a)            A Member may obtain from the Fund, for any purpose reasonably related to the Member's Interest, such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board.

           (b)            Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board, which consent may be withheld in its sole discretion.

           (c)            Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.

           (d)            The Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

           8.12            Certification of Non-Foreign Status.

           Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

           8.13            Severability.

           If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

           8.14            Entire Agreement.

           This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that the Board, without the approval of any Member may enter into written agreements ("Other Agreements") with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

           8.15            Discretion.

           To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

           8.16            Counterparts.

           This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

           8.17            Tax Matters Partner. PWAdmin hereby is designated as the "tax matters partner" under the Code for the Fund.

           THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES 34-35 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11 ON PAGE 36.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ORGANIZATIONAL MEMBER: /s/ Mitchell A. Tanzman Mitchell A. Tanzman

PW FUND ADVISOR, L.L.C.: By: /s/ Daniel Archetti Name: Daniel Archetti Title: Authorized Person

PW JUNIPER MANAGEMENT, L.L.C. By: /s/ Daniel Archetti Name: Daniel Archetti Title: Authorized Person

ADDITIONAL MEMBERS: Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.

/s/ E. Garrett Bewkes, Jr. E. Garrett Bewkes, Jr., Director /s/ Meyer Feldberg Meyer Feldberg, Director /s/ George W. Gowen George W. Gowen, Director

SCHEDULE I

Directors

Name and Address

E. Garrett Bewkes, Jr.
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Meyer Feldberg
c/o Columbia University
101 Uris Hall
New York, New York 10027

George W. Gowen
666 Third Avenue
New York, New York 10017

Completed Investor Certifications must be returned by 5:00 PM (ET) five business days prior to month-end.
Please fax completed, executed certifications to the Alternative Investment Group at:
(212) 713-9477, (212) 713-1498, or (212) 969-7721.

APPENDIX B

PW Juniper Crossover Fund
Investor Certification

         This certificate relates to PW Juniper Crossover Fund, L.L.C. (the "Fund") and is given to you with respect to a potential investment in the Fund.

        I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

        I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

        I am aware of the Fund’s incentive allocation and limited provisions for transferability and withdrawal and have carefully read and understand the "Incentive Allocation" and "Redemptions, Repurchases of Interests and Transfers" provisions in the prospectus.

        I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

        If I am the fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan’s investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary’s responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under ERISA in the context of the Plan’s particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment. However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

        I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

        By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund’s Limited Liability Company Agreement (the "Agreement"), including the pre-dispute arbitration clause in Section 8.6 on pages 34-35 of the Agreement and its Power of Attorney provisions, a form of which is set forth in Appendix A to the prospectus. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

PaineWebber Account Number /__//__/ /__//__//__//__//__//__//__/ SN/TAX ID Number /__//__/ /__//__//__//__//__//__//__/	Signature__________________ Date:___________________

          Print Name:___________________________________

Financial Advisor Name:_____________________________

Financial Advisor Telephone Number:___________________

        * As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

APPENDIX C

ORBIMED INVESTMENT RECORD

          This Appendix contains the investment record for accounts managed by OrbiMed Advisors Inc., its affiliates or their predecessors ("OrbiMed"). The investment record has not been audited.

          Table I contains composite performance information for all accounts managed by OrbiMed pursuant to an investment program similar to that which will be used to manage the securities of the type expected to be held in the Fund. This information reflects the deduction of the actual fees, allocations and expenses paid by these accounts. This information has not been adjusted to reflect the Fund’s proposed expenses (which are expected to be higher than those charged to the accounts) and the payment of a sales charge, except in the case of the Annualized Composite Performance Record of the OrbiMed Accounts, which would have reduced the performance shown. Prospective investors should recognize that there are certain differences between the investment policies of the Fund and those of the accounts whose performance is included in Table I. Among the differences is that the Fund expects to invest a greater proportion of its assets in private securities. Future performance of the Fund will differ from the performance of these accounts. These accounts are not subject to the same investment restrictions and limitations as the Fund and some are not subject to limitations imposed under the Investment Company Act of 1940. Were these restrictions and limitations applicable to these accounts, their performance might have been adversely affected.

          Table I should be read in conjunction with the notes thereto. Past performance is not necessarily indicative of future results. Investing in the Fund involves a high degree of risk. You can lose money.

          The OrbiMed investment record in recent years occurred during a period of strong stock market performance, especially in the health sciences sector, which cannot be assumed over the long-term.

          Performance and other information included in Table I has been obtained or derived from information provided by OrbiMed and not by the Investment Adviser, PaineWebber or any of their affiliates, each of which does not warrant the accuracy or completeness of the information provided by OrbiMed. Information about the S&P 500 Index and the Lipper Health/Biotechnology Funds Index has been obtained or derived from sources believed to be reliable but is not warranted as to accuracy or completeness. Neither the Investment Adviser, PaineWebber nor any of their affiliates has independently verified and is not responsible for this information, and neither OrbiMed nor the Investment Adviser, PaineWebber or any of their affiliates is responsible for information about the S&P 500 Index or the Lipper Health/Biotechnology Funds Index.

Table I

-------------------------------------------------------------------------------
    ANNUALIZED COMPOSITE PERFORMANCE RECORD OF THE ORBIMED ACCOUNTS (a)(b)

                                                                       Lipper
                           OrbiMed                               Health/Biotechnology
                          Accounts (c)(d)   S&P 500 Index (e)      Funds Index (f)
                          --------------    -----------------    ---------------------
1 Year                      84.52%            -9.10%                    43.67%
3 Years                     43.17%            12.26%                    25.94%
5 Years                     31.33%            18.34%                    22.14%
10 Years                    26.14%            17.46%                     (g)
Since Inception             24.80%            15.22%                     (g)
(August 17, 1989)
Total Return              1142.78%           401.29%                     (g)
Since Inception

              COMPOSITE PERFORMANCE RECORD OF THE ORBIMED ACCOUNTS (a)

                                                                       Lipper
                            OrbiMed                              Health/Biotechnology
                         Accounts (c)(d)    S&P 500 Index (e)        Funds Index (f)
                         --------------     -----------------     --------------------
2000(h)                     90.22%            -9.10%                    43.67%
1999                        28.19%            21.04%                    10.35%
1998                        24.07%            28.58%                    26.00%
1997                        13.01%            33.36%                    20.52%
1996                        17.79%            22.96%                    12.92%
1995                        53.34%            37.58%                    46.60%
1994                        (4.54)%            1.32%                     4.16%
1993                        22.66%            10.06%                     1.53%
1992                         2.26%             7.62%                    (9.78)%
1991                        42.23%            30.47%                     n/a
1990                         5.40%            (3.09)%                    n/a
1989(i)                     15.59%             3.47%                     n/a
-------------------------------------------------------------------------------

Notes:

a.	The performance information is for accounts managed by OrbiMed ("OrbiMed Accounts") and results from applying an investment philosophy and methodology that is similar to that which is expected to be used to manage the securities of the type expected to be held in the Fund. Future investments, however, will be made under different economic conditions and likely will include different portfolio securities. The performance information is limited and may not reflect performance in different economic cycles. Investors should not assume that they will experience returns in the future, if any, comparable to those discussed herein.

b.	All returns are through December 31, 2000.

c.	The performance, which reflects total return consisting of capital appreciation and dividends or income, if any, received in respect of the investment, for each period is the performance a full period investor in the OrbiMed Accounts would have received, weighted by the average of the beginning and end of month assets of each Account. The performance information reflects the deduction of the actual expenses, allocations and fees paid by the OrbiMed Accounts, but not expenses associated with an investment in the Fund, which are expected to be higher, or the payment of a sales charge, except in the case of the Annualized Composite Performance Record of the OrbiMed Accounts. At all times under consideration, assets of the OrbiMed Accounts were between $2.4 million and $3.1 billion. The composite performance record is comprised of one OrbiMed Account from August 1989 through December 1992 increasing to eleven OrbiMed Accounts after November 2000.

d.	For the period August 17, 1989 through December 31, 1997, Mehta and Isaly Asset Management, Inc. ("Mehta and Isaly") acted as manager of the OrbiMed Accounts. OrbiMed Advisors LLC, an affiliate of OrbiMed, was formed upon the restructuring of Mehta and Isaly in December 1997, and has acted, together with its affiliates, as the manager of the OrbiMed Accounts since January 1, 1998.

e.	The S&P 500 Index is an unmanaged index and is considered to be representative of the U.S. large cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses. The Fund and the OrbiMed Accounts do not restrict their investments to securities included in the S&P 500 Index.

f.	The Lipper Health/Biotechnology Funds Index is an equal weighted index reflecting the performance of 10 actively managed open-end mutual funds that invest at least 65% of their equity portfolio in shares of companies engaged in healthcare, medicine and biotechnology. The performance data for the Lipper Health/Biotechnology Funds Index includes reinvestment of all dividends declared by such mutual funds and deducts any fees or expenses of such mutual funds. The Fund and the OrbiMed Accounts do not restrict their investments to securities included in the Lipper Health/Biotechnology Funds Index.

g.	Inception date of the Index was January 1992.

h.	Except for 1989, all returns are for the calendar year.

i.	Returns for 1989 are for the period August 17, 1989 through December 31, 1989.

PW JUNIPER CROSSOVER FUND
Limited Liability Company Interests

PROSPECTUS

March __, 2001

PAINEWEBBER INCORPORATED

SUBJECT TO COMPLETION, DATED MARCH 2, 2001

STATEMENT OF ADDITIONAL INFORMATION

PW JUNIPER CROSSOVER FUND

1285 Avenue of the Americas
New York, New York 10019
(212) 713-9036
toll-free (800) 486-2608

March __, 2001

           This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of PW Juniper Crossover Fund, L.L.C. (the "Fund"), dated March __, 2001. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

           The information in this SAI is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the "SEC") is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Page
Additional Investment Policies
Repurchases and Transfers Of Interests
Directors
Code of Ethics
Investment Advisory Services
Conflicts of Interest
Tax Aspects
ERISA Considerations
Brokerage
Auditors and Legal Counsel
Custodian
Summary of LLC Agreement
Other Information
Financial Statements
Report of Independent Auditors
Statement of Assets, Liabilities and Members' Capital
Statement of Operations
Statement of Changes in Members' Capital - Net Assets
Notes to Financial Statements
Schedule of Portfolio Investments
Appendix A--Rating Categories
3 10 12 15 15 17 19 35 37 38 38 38 41 42 45 46 47 48 49 56 A-1

ADDITIONAL INVESTMENT POLICIES

          The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

          The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Interests"), are listed below. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is the less. The Fund may not:

•	Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act of 1940, as amended (the "Investment Company Act").

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of its portfolio securities.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

•	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

•	Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

•	Invest in the securities of any one industry, except the health sciences industry (and except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if as a result 25% or more of the Fund's total assets would be invested in the securities of such industry. The Fund will concentrate its investments in securities of companies in the health sciences industry, which includes the biotechnology and pharmaceuticals industries.

          With respect to these investment restrictions, and other policies described in this SAI, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

          The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the Fund's outstanding voting securities.

Certain Portfolio Securities And Other Operating Policies

Foreign Securities

           General. The Fund may invest in equity and fixed-income securities of foreign issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares ("GDRs") and other forms of depositary receipts. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

           These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

           Foreign securities in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under "Risk Factors--Investments in foreign securities."

          As a general matter, the Fund will not hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of certain of the Fund's foreign currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, the Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund's foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's investment objective, such as when PW Juniper Management, L.L.C. (the "Adviser") anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's investment portfolio. See "Additional Investment Policies--Certain Portfolio Securities and Other Operating Policies--Special Investment Techniques."

           European Economic and Monetary Union ("EMU"). For a number of years, certain European countries have been seeking economic unification that, among other things, would reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants on January 1, 1999. Certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are listed, trade, and make dividend and other payments only in euros.

          No assurance can be given that EMU will take effect, that all the changes planned for the EU can be successfully implemented or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which would diminish its creditability and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

Fixed-Income Securities

          The Fund may invest in fixed-income securities. The Adviser will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by corporations and U.S. Government Securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

          The Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by the Adviser to be of comparable quality.

          The Fund's investments in non-investment grade debt securities (so-called "junk bonds"), including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than for higher grade securities. See "Appendix A--Rating Categories" for a description of securities ratings of below investment grade securities.

Money Market Instruments

          The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments pending allocation of the offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Reverse Repurchase Agreements

           Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the Fund's investment portfolio.

Special Investment Techniques

          The Fund may use a variety of special investment techniques to hedge a portion of its investment portfolio against various risks or other factors that generally affect the values of securities, for cash management and for non-hedging purposes to pursue the Fund's investment objective. These techniques may involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities.

           Derivatives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

           Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

          If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

           Options. The Fund may engage in options transactions. The Fund also may invest in so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options also may be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific securities.

          The Fund may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options.

          A covered call option, which is a call option with respect to which the Fund owns the underlying security, that is sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which the Fund has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Fund exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

          The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

           Warrants. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

           Currency Swaps. The Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the Fund's performance will be adversely affected. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. See "Additional Investment Policies--Certain Portfolio Securities and Other Operating Policies--Foreign Securities."

           Call And Put Options On Securities Indexes. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Adviser's ability to correctly predict movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

Lending Portfolio Securities

          The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities

          To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

           Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

REPURCHASES AND TRANSFERS OF INTERESTS

Repurchases

           Repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Interests or portions thereof from investors pursuant to written tenders, the Fund's Board will consider the following factors, among others, in making such determination:

•	whether any investors have requested to tender Interests or portions thereof to the Fund;

•	the liquidity of the Fund's assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Interests or portions thereof;

•	the condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

          The Board will determine that the Fund repurchase Interests or portions thereof from investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all investors or persons holding Interests acquired from investors, as applicable. When the Board determines that the Fund will repurchase Interests in the Fund or portions thereof, notice will be provided to each investor describing the terms thereof, and containing information investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Interest in the Fund from the Adviser during such period. If a repurchase offer is oversubscribed by investors, the Fund will repurchase only a pro rata portion of the Interests tendered by each investor.

Involuntary Repurchases

          The Fund may repurchase an Interest or portion of an Interest of an investor or any person acquiring an Interest or portion thereof from or through an investor if:

•	such an Interest or portion thereof has been transferred or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor;

•	ownership of such an Interest by an investor or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Directors, or may subject the Fund or any investors to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by an investor in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

          The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Interest that it holds in its capacity as an investor. The Adviser also is entitled to withdraw its interests from its Special Advisory Account (as defined herein under "Summary of LLC Agreement--Investor Interests") at the times described under "Management of the Fund--Incentive Allocation" in the Fund's prospectus.

Transfers of Interests

          No person may become a substituted investor without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an investor or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

          Any transferee meeting the eligibility requirements that acquires an Interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of an investor unless and until such transferee becomes a substituted investor as provided in the LLC Agreement. If an investor transfers an Interest or portion thereof with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an investor. Each investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to redeem its Interest.

          The LLC Agreement provides that each investor in the Fund has agreed to indemnify and hold harmless the Fund, the Directors, PW Fund Advisor, L.L.C. ("PWFA"), each other investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such investor in violation of these provisions or any misrepresentation made by such investor in connection with any such transfer.

DIRECTORS

          The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

          The Directors are not required to contribute to the capital of the Fund or hold Interests in the Fund. A majority of the Directors are not "interested persons" (as defined in the Investment Company Act) of the Fund (collectively, the "Independent Directors") and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

          The identity of the Directors and brief biographical information regarding each Director is set forth below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the Investment Company Act, is indicated by an asterisk.

  Name, (Age) and
     Address                    Position(s) Held
 During the Past 5 Years          with Fund          Principal Occupation(s)

--------------------------------------------------------------------------------------------------------

*E. Garrett Bewkes, Jr. (74)       Director           Mr. Bewkes  serves as a consultant to  PaineWebber
c/o PaineWebber Incorporated                          Incorporated  (since May 1999).  Prior to November
1285 Avenue of the Americas                           2000,  he was a director  of Paine  Webber  Group,
New York, New York  10019                             Inc. ("PW Group,"  formerly the holding company of
                                                      PaineWebber  Incorporated)  and, prior to 1996, he
                                                      was a consultant  to PW Group.  Prior to 1988,  he
                                                      was  Chairman  of the Board,  President  and Chief
                                                      Executive  Officer of American  Bakeries  Company.
                                                      Mr. Bewkes  is a director of  Interstate  Bakeries
                                                      Corporation.  Mr. Bewkes  also  is a  director  or
                                                      trustee  of  40  other  investment  companies  for
                                                      which  PaineWebber  Incorporated or its affiliates
                                                      serves as investment adviser.

Meyer Feldberg (58)                Director           Mr. Feldberg is Dean and Professor of Management
c/o Columbia University                               of the Graduate School of Business, Columbia
101 Uris Hall                                         University.  Prior to 1989, he was President of
New York, New York  10027                             the Illinois Institute of Technology.  Dean
                                                      Feldberg is a director of Primedia, Inc.
                                                      (publishing), Federated Department Stores Inc.
                                                      (operator of department stores) and Revlon, Inc.
                                                      (cosmetics).  Dean Feldberg also is a director or
                                                      trustee of 37 other investment companies for
                                                      which PaineWebber Incorporated or its affiliates
                                                      serves as investment adviser.

George W. Gowen (71)               Director           Mr. Gowen is a partner in the law firm of
666 Third Avenue                                      Dunnington, Bartholow & Miller.  Prior to May
New York, New York 10017                              1994, he was a partner in the law firm of Fryer,
                                                      Ross & Gowen.  Mr. Gowen also is a director or
                                                      trustee of 37 other investment companies for
                                                      which PaineWebber Incorporated or its affiliates
                                                      serves as investment adviser.

*	"Interested Person", as defined in the Investment Company Act.

          The Directors serve on the Board for terms of indefinite duration. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the investors holding not less than two-thirds of the total number of votes eligible to be cast by all investors. The Directors will render assistance to investors on the question of the removal of Directors in the manner required by Section 16(c) of the Investment Company Act. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the investors. The Directors may call a meeting of investors to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the investors cease to constitute a majority of the Directors then serving.

Compensation

                                                        Total Compensation from
                              Aggregate Compensation    Fund and Fund Complex
Name and Position with Fund       from the Fund**        Paid to Board Members

E. Garrett Bewkes, Jr.                 N/A                        N/A
Director

Meyer Feldberg                       $0                      $173,982 (37)*
Director

George W. Gowen                      $0                      $173,982 (37)*
Director

*	Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Fund, for which the Board member serves.

**	For the fiscal year ended December 31, 2000.

          The Independent Directors are each paid an annual retainer of $5,000 and per meeting fees of $500, or $250 in the case of telephonic meetings by the Fund. The other Directors receive no annual or other fees from the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

CODE OF ETHICS

          The Alternative Investments Group of PaineWebber Incorporated ("PaineWebber") has adopted a code of ethics under Rule 17j-1 of the Investment Company Act that applies to the Fund, the Adviser and PaineWebber and permits covered personnel, subject to the code, to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code is available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

INVESTMENT ADVISORY SERVICES

The Adviser

          The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment advisory agreement entered into between the Fund and the Adviser, dated as of October 11, 2000 (the "Investment Advisory Agreement").

          The Adviser was formed as a Delaware limited liability company on August 29, 2000 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The offices of the Adviser are located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 486-2608. To the knowledge of the Fund, as of February 1, 2001, no person owns of record or beneficially 5% or more of the outstanding Interests in the Fund. The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at 1285 Avenue of the Americas, New York, New York 10019.

          The Adviser is a joint venture between PWFA and OrbiMed Advisors Inc. ("OrbiMed"). PWFA is the managing member of the Adviser and oversees the Adviser's provision of investment advice and day-to-day management to the Fund. OrbiMed provides the Adviser with use of and access to such of its personnel, research and facilities as the Adviser requires to manage the Fund's investment portfolio, and these individuals have the sole responsibility, subject only to the oversight of the Adviser and the Board, for the investment advisory services provided to the Fund.

           Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Directors, for formulating a continuing investment program for the Fund. The Investment Advisory Agreement was approved by the Fund's full Board and by the Directors who are not "interested persons" (as defined by the Investment Company Act), of the Fund or the Adviser at a meeting held in person on October 11, 2000, and also was approved on such date by the Fund's Organizational Member, as defined in the LLC Agreement. The Investment Advisory Agreement is terminable without penalty, on 60 days' prior written notice by the Fund's Board, by vote of a majority (as defined in the Investment Company Act) of the outstanding voting securities of the Fund, or by the Adviser. The initial term of the Investment Advisory Agreement expires on October 11, 2002. However, the Investment Advisory Agreement may be continued in effect from year to year thereafter if its continuance is approved annually by either the Fund's Board or the vote of a majority (as defined by the Investment Company Act) of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Directors who are not "interested persons" of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment" (as defined in the Investment Company Act).

          The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

CONFLICTS OF INTEREST

PWFA

          PWFA and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "PWFA Clients"). The Fund has no interest in these activities. PWFA and its officers or employees who assist PWFA in its oversight of the Adviser will be engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activity between the Adviser and PWFA Clients. PWFA and its officers and employees will devote so much of their time to the affairs of the Adviser as in their judgment is necessary and appropriate.

           PaineWebber or its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by OrbiMed or one of its affiliates.

           PaineWebber and its affiliates, in the ordinary course of their business, have in the past and may in the future, have other business relationships giving rise to compensation, such as underwriting, market-making or investment banking relationships, with OrbiMed, and others involved with OrbiMed, including its Portfolio Companies, or with parties adverse to OrbiMed or such Portfolio Companies (such as, for example, parties in competition with OrbiMed for the same investment opportunity).

OrbiMed

           OrbiMed and certain of the investment professionals who are principals of or employed by OrbiMed or its affiliates (collectively with OrbiMed, the "OrbiMed Managers") carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts ("OrbiMed Accounts"). The Fund has no interest in these activities. As a result of the foregoing, OrbiMed and the investment professionals who, on behalf of the Adviser, will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the OrbiMed Accounts. Such persons will devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

           OrbiMed and its affiliates may engage in certain research activities through which, and its representatives may sit on the boards of certain companies, as a result of which, the Adviser may acquire confidential or material non-public information with respect to certain companies. As a result, the Adviser may be restricted from engaging in transactions involving those company's securities on behalf of the Fund.

Participation in Investment Opportunities

          The Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program employed by the OrbiMed Managers for some of the OrbiMed Accounts. Accordingly, as a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the OrbiMed Managers for the OrbiMed Accounts. There may be, however, circumstances under which the OrbiMed Managers will cause one or more OrbiMed Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund's assets. There also may be circumstances under which the OrbiMed Managers will consider participation by the OrbiMed Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

          The Adviser will evaluate for the Fund, and it is anticipated that the OrbiMed Managers will evaluate for each OrbiMed Account, a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or an OrbiMed Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the OrbiMed Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the OrbiMed Accounts may differ considerably from time to time. In addition, the fees and expenses of the Fund will differ from those of the OrbiMed Accounts. Accordingly, prospective investors should note that the future performance of the Fund and the OrbiMed Accounts will vary.

          When the Adviser and the OrbiMed Managers determine that it would be appropriate for the Fund and one or more OrbiMed Accounts to participate in an investment opportunity at the same time, they will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the OrbiMed Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the OrbiMed Managers will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

           Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the OrbiMed Managers for the OrbiMed Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Fund and the OrbiMed Accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Fund and the OrbiMed Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the OrbiMed Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "Other Matters" below.

          The members of the Adviser, and their members, directors, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by members, directors, officers, employees and affiliates of PWFA or OrbiMed, or by the OrbiMed Managers for the OrbiMed Accounts, that are the same, different or made at a different time than positions taken for the Fund.

Other Matters

           Except in accordance with applicable law, the Adviser and its members are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, the Fund may effect certain principal transactions in securities with one or more OrbiMed Accounts, except for accounts in which OrbiMed or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from OrbiMed's or any affiliate's appointment as an investment adviser to the account. Such transactions would be made in circumstances where the Adviser has determined it would be appropriate for the Fund to purchase and a OrbiMed Account to sell, or the Fund to sell and a OrbiMed Account to purchase, the same security or instrument on the same day.

           Future investment activities of PWFA or OrbiMed, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

TAX ASPECTS

          The following is a summary of certain aspects of the income taxation of the Fund and its investors which should be considered by a prospective investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

          This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. Except as otherwise noted below, this summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to all investors that acquire Interests other than for cash or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

          Each prospective investor should consult with its own tax adviser in order fully to understand the Federal, state, local and foreign income tax consequences of an investment in the Fund.

          In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans. Each prospective tax-exempt investor is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Fund Operations

           Classification of the Fund. The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

           Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund will not be eligible for any of those safe harbors.

          The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, interests in the Fund will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

           Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund's current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund.

          As an entity taxable as a partnership, the Fund is not itself subject to Federal income tax. For income tax purposes, each investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions allocated to the Fund (including from investments in other partnerships) for each taxable year of the Fund ending with or within the investor's taxable year. Each item will have the same character to an investor, and will generally have the same source (either United States or foreign), as though the investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

           Allocation of Profits and Losses. Under the LLC Agreement, the Fund's net capital appreciation or capital depreciation for each accounting period is allocated among the investors and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the investors pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each investor's capital account for the current and prior fiscal years.

           Under the LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund's net capital gains, including short-term capital gain, for Federal income tax purposes to a withdrawing investor to the extent that the investor's capital account exceeds its Federal income tax basis in its interest in the Fund. The LLC Agreement provides for an equivalent special allocation of the Fund's net capital gains, including short-term capital gain, for Federal income tax purposes to the Special Advisory Member. There can be no assurance that, if the Adviser makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining investors would be increased.

          An investor admitted to the Fund other than as of January 1 of a fiscal year will be allocated its distributive share of Fund tax items at the end of its year of admission based on its pro rata share of the Fund's capital. Such allocation does not account for the possibility of a subsequent reallocation in the following year to the Adviser in respect of the initial incentive allocation. The Adviser, in its discretion, may attempt to minimize any negative tax consequences which may result to an investor from the foregoing, including by utilizing special allocations of Fund tax items. However, there is no assurance that any such attempt will successfully minimize any negative tax consequence resulting to an investor from the initial incentive allocation.

           Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section 754. Under the LLC Agreement, at the request of an investor, the Adviser, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Adviser does not presently intend to make such election.

          The Adviser decides how to report the Fund items on the Fund's tax returns, and all investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the investors. PWFA is designated as the Fund's "Tax Matters Partner" in the LLC Agreement. As such, it has considerable authority to make decisions affecting the tax treatment and procedural rights of all investors. In addition, the Tax Matters Partner has the authority to bind certain investors to settlement agreements and the right on behalf of all investors to extend the statute of limitations relating to the investors' tax liabilities with respect to Fund items.

Tax Consequences to a Withdrawing Investor

          An investor receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such investor and such investor's adjusted tax basis in its Interest in the Fund. Such capital gain or loss will be short-term or long-term depending upon the investor's holding period for its Interest in the Fund. Recently issued Regulations provide that an investor will have a divided (that is, fragmented) holding period for its Interest if the investor makes contributions to the Fund at different times. Under the Regulations, each time the investor makes a contribution to the Fund, the investor will have a new holding period for that portion of its Interest determined by a fraction, the numerator of which is the amount of the contribution and the denominator of which is the investor's capital account immediately after the contribution. If the investor recognizes capital gain or loss in connection with a complete withdrawal from the Fund, the gain or loss is divided between long-term and short-term capital gain or loss in the same proportions as the holding period of the Interest is divided between the portion of the Interest held for more than one year and the portion of the Interest held for one year or less. However, a withdrawing investor will recognize ordinary income to the extent such investor's allocable share of the Fund's "unrealized receivables" exceeds the investor's basis in such unrealized receivables, as determined pursuant to the Regulations. For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable with respect to the withdrawing investor. An investor receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such investor's adjusted tax basis in its Interest in the Fund.

          As discussed above, the LLC Agreement provides that the Adviser may specially allocate items of Fund capital gain, including short-term capital gain, to a withdrawing investor to the extent its liquidating distribution would otherwise exceed its adjusted tax basis in its Fund Interest. Such a special allocation may result in the withdrawing investor recognizing capital gain, which may include short-term gain, in the investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

Distribution of Property

          A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an investor is an "eligible partner," which term should include an investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Fund Investments

           In General. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

           Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. See "Currency Fluctuations--'Section 988' Gains or Losses" below and certain other transactions described below.

           These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to "Section 1256 contracts" may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

          The maximum ordinary income tax rate for individuals is 39.6%, and the maximum individual income tax rate for long-term capital gains is 20%, unless the taxpayer elects to be taxed at ordinary rates, although in any case the actual rate may be higher due to the phase out of certain tax deductions and exemptions. See "Limitation on Deductibility of Interest" below. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.

          The Fund may realize ordinary income from accruals of interest and dividends on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund also may acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving derivative instruments, such as swap transactions, entered into by the Fund also may constitute ordinary income or loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.1

1	Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer’s return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in the Regulations.

           Currency Fluctuations--"Section 988" Gains or Losses. The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

          The Fund may acquire foreign currency forward contracts. See "Additional Investment Policies--Certain Portfolio Securities and Other Operating Policies--Foreign Securities." Generally, option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

           Section 1256 Contracts. In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. Under these rules, Section 1256 Contracts, which include certain foreign currency forward contracts and certain options contracts, held at the end of each taxable year are treated for Federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

           Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See "Currency Fluctuations--'Section 988' Gains or Losses." If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts."

           Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts.

           Pursuant to Temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

           Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. These rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

          Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the underlying property, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to the constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

           Effect of Straddle Rules on Investors' Securities Positions. The Service may treat certain positions in securities held, directly or indirectly, by an investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

           Limitation on Deductibility of Interest. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

          For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for an investor, and the investment interest limitation would apply to a noncorporate investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate investor on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

           Deductibility of Fund Investment Expenditures by Noncorporate Investors. It is anticipated that the Fund's expenses (including management fees) will be investment expenses rather than trade or business expenses. Investment expenses of an individual, trust or estate are deductible only to the extent that such expenses exceed 2% of adjusted gross income.2 Further, in the case of an investor that is a partnership having 100 or more partners and which has elected to be treated as an "electing large partnership", 70% of such deductions will be disallowed, although the remaining deductions generally will be allowed at the partnership level and will not be subject to the 2% floor that would otherwise be applicable to individual investors. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount, for 2001, $132,950 or $66,475 for a married person filing a separate return, to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

2	However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt under Section 67(e) from the 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Investors that are trusts or estates should consult their tax advisers as to the applicability of this case to the investment expenses that are allocated to them.

           Although the Fund intends to treat the incentive allocation as an allocation and not a fee, and, therefore, as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat the incentive allocation as an investment expense which is subject to the limitations.

          The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate investors should consult their tax advisers with respect to the application of these limitations.

          No deduction is allowed for sales loads paid by an investor to acquire an Interest in the Fund; instead any such fees will be included in the investor's adjusted tax basis for its Interest in the Fund.

           Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an investor's share of income and gain from the Fund. Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

           "Phantom Income" From Fund Investments. As discussed in more detail below, pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments, if any, by the Fund in certain foreign corporations may cause an investor to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

           Controlled Foreign Corporations. Certain United States persons who hold stock in a foreign corporation that is a "controlled foreign corporation" (a "CFC") for an uninterrupted period of 30 days or more during a taxable year must include in their income their pro rata share of certain of the CFC's "Subpart F income" for the year, regardless of whether any portion of such income is distributed by the CFC to such shareholders. Subpart F income generally includes income or gain derived from portfolio-type investments, as well as rents and royalties (other than those derived from the active conduct of a trade or business, as defined in Treasury regulations). Subpart F income also includes certain income attributable to the sale of personal property or the provision of services between the CFC and a related corporation.

          A CFC is any non-United States corporation in which "United States shareholders" own, directly or indirectly, more than 50% of either (a) the total combined voting power of all classes of voting stock or (b) the total value of the stock. For this purpose, a "United States shareholder" is a United States citizen, resident, partnership or domestic corporation that owns, directly or indirectly, 10% or more of the total combined voting power of all classes of the corporation's voting stock. As a result, the Fund will be a "United States shareholder" of any foreign corporation of which it acquires stock (or warrants, options or convertible debt to acquire stock) with 10% or more of the voting power, and such corporation will be a CFC if United States shareholders (including the Fund) own directly or by virtue of certain constructive ownership rules, more than 50% of the voting power or the value of the stock of such corporation. In such event, all Fund investors who are United States persons (including those with a less than 10% indirect interest in a CFC) will be taxed on their pro rata shares of such CFC's subpart F income.

          In addition, gain from the sale of the stock of such CFC to the extent attributable to the Fund's pro rata shares of such CFC's earnings and profits while a CFC and while the Fund owned its stock would be recharacterized as a dividend to the Fund, subject to tax at ordinary income rates with respect to Fund investors who are United States persons.

          In any event, Subpart F income cannot exceed a corporation's earnings and profits, so a corporation with an aggregate deficit in earnings will not have Subpart F income. In addition, Subpart F income does not include income subject to income tax at a rate more than 90% of the United States federal corporate income tax rate. Furthermore, Subpart F income and gain from sale of stock to the extent of earnings and profits during the United States person's holding period and while a CFC, are treated as deemed dividends and, therefore, may enable corporate investors holding an indirect interest of 10% or more of a CFC's voting power, subject to certain limitations, to receive foreign tax credit for foreign taxes paid by a CFC in respect of such Subpart F income or earnings. The Fund is not precluded from investing in a foreign Portfolio Company that may constitute a CFC and generate Subpart F income.

           Foreign Tax Credit. Income received by the Fund from sources outside the United States may be subject to withholding and other income taxes imposed by foreign countries. Each non-tax exempt United States Fund investor will be required to include in its income an amount equal to its allocable share of such taxes paid and such Fund investor will be entitled, subject to certain limitations, to credit its portion of these amounts against its United States federal income tax due, if any, or to deduct its portion from its United States taxable income, if any. The amount of foreign income taxes that may be credited against a United States investor's United States federal income tax is generally limited to the product of such investor's United States federal income tax liability multiplied by the ratio of such investor's foreign source taxable income to such investor's world-wide taxable income. For this purpose, the Fund expects that capital gains allocable to the United States investors will not be treated as foreign source taxable income. In addition, this limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income". For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain United States investors may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund.

Unrelated Business Taxable Income

           Generally, an exempt organization (such as an employee benefit plan, Individual Retirement Account or 401(k) or Keogh Plan) is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is an investor.3 This general exemption from tax does not apply to the UBTI of an exempt organization. UBTI includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund's income, or loss, from these investments may constitute UBTI.

3	With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

          The Fund may incur "acquisition indebtedness" with respect to certain of its transactions. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not generating UBTI.4 The percentage of income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

4	Moreover, income realized from option writing generally would not constitute UBTI.

          The percentage of capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of their disposition which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account. Thus, for instance, a percentage of capital losses from debt-financed securities, based on the debt/basis percentage calculation described above, would offset gains treated as UBTI.

           Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of indebtedness, if any, incurred by the Fund from time to time,5 it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for an investor which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

5	The calculation of a particular exempt organization’s UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

          To the extent that the Fund generates UBTI, the applicable Federal tax rate for such an investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to an investor which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

          In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.6 However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. Charitable remainder trusts may not purchase Interests. A title-holding company will not be exempt from tax if it has certain types of UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. See "ERISA Considerations."

6	Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Investor should consult its tax adviser in this regard.

Certain Issues Pertaining to Specific Exempt Organizations

           Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return, both income and capital appreciation, the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.

          In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets, assets not used or held for use in carrying out the foundation's exempt purposes, over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective investor which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

          In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation, either directly or together with a "disqualified person," acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Adviser believes that the Fund will meet this 95% gross income test.

          A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

           Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts ("IRAs") and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "Tax Aspects--Unrelated Business Taxable Income" and "ERISA Considerations."

           Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest in the Fund is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment funds or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

Legislative Proposals

          It is anticipated that proposals will be initiated by the Bush Administration and Congress that would affect the tax consequences described herein. It is not possible to predict at this time the extent to which any such proposals will be enacted by Congress and, if enacted, what their final form and effective dates will be. In addition, as part of the budgetary process, other proposals could be enacted that would change the tax consequences described herein of an investment in the Fund. Prospective investors should consult their own tax advisers regarding the status of such proposed changes and the effect, if any, on their investment in the Fund.

State and Local Taxation

          In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions, but not Delaware where the Fund is organized, may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

           State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An investor's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

          A partnership in which the Fund acquires an interest may conduct business in a jurisdiction, which will subject to tax an investor's share of the Fund's income from that business. Investors may be required to file tax returns in any such jurisdiction. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that investor is a resident.

          The Fund should not be subject to the New York City unincorporated business tax, which is not imposed on an entity taxed as a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable if an entity taxed as a partnership in which the Fund invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual investor should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual investor will not be subject to New York City earnings tax on nonresidents with respect to his or her investment in the Fund.

           Individual investors who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. This limitation would likely apply to an investor's share of some or all of the Fund's expenses. Prospective investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

          For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a limited partnership interest in a partnership which does business in New York State and New York City, respectively.7 Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a limited partner in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

7	New York State, but not New York City, generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

           Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Fund's qualification as such a portfolio investment partnership must be determined on an annual basis and with respect to a taxable year, the Fund may not qualify as a portfolio investment partnership.

          A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI, including unrelated debt-financed income, at a rate which is currently equal to the New York State corporate franchise tax rate, plus the corporate surtax. There is no New York City tax on the UBTI of an otherwise exempt entity.

          Each prospective corporate investor should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

ERISA CONSIDERATIONS

           Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

           ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

           Because the Fund will register as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.

          The Fund will require a Benefit Plan which proposes to invest in the Fund to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

           Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser, PaineWebber or other entities which are affiliated with the Adviser or PaineWebber. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

          The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of interests.

BROKERAGE

          The Adviser is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

          In executing transactions on behalf of the Fund, the Adviser seeks to obtain the best execution for the Fund, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Fund with unaffiliated brokers, the firm's risk in positioning a block of securities. Although the Adviser generally will seek reasonably competitive commission rates, the Fund will not necessarily pay the lowest commission available on each transaction. The Fund will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. The Fund may execute portfolio brokerage transactions through PaineWebber or its affiliates, subject to compliance with the Investment Company Act.

           Following the principle of seeking best execution, the Adviser may place brokerage business on behalf of the Fund with brokers that provide the Adviser and its affiliates, including the OrbiMed Managers, with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser and its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser by brokers and dealers through which other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

           Although the Fund cannot accurately predict its portfolio turnover, the Fund expects that its annual portfolio turnover rate for public securities generally will not exceed 50%. A turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. A portfolio turnover rate of 100% or more is considered to be high. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to investors at ordinary income tax rates.

AUDITORS AND LEGAL COUNSEL

           Ernst & Young LLP serves as the independent auditors of the Fund. Its principal business address is 787 Seventh Avenue, New York, New York 10019.

           Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Fund.

           Schulte Roth & Zabel LLP, New York, New York, acts as legal counsel to the Adviser and its affiliates.

CUSTODIAN

          PFPC Trust Company (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113.

SUMMARY OF LLC AGREEMENT

          The following is a summary description of additional items and of select provisions of the LLC Agreement which are not described elsewhere in the Fund's prospectus and this SAI. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A in the Fund's prospectus.

Investor Interests

           Persons who purchase Interests in an offering being made hereby will be members of the Fund. The Adviser, or its successor as investment adviser of the Fund, also will be a Special Advisory Member of the Fund. In that regard, the Fund has established a Special Advisory Account solely for the purpose of receiving the Incentive Allocation. The interest of the Special Advisory Member has no right to participate in the income or gains of the Fund, no voting rights and no right to receive a share of the assets of the Fund upon its liquidation, except to the extent that the Special Advisory Member has received or is entitled to receive the Incentive Allocation credited to the Special Advisory Account and all or a portion of that allocation has not been withdrawn. The Adviser may not contribute to the Fund as Special Advisory Member.

Liability of Investors

           Investors in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an investor, except that the investor may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the investor. An investor may be required to contribute to the Fund, whether before or after the Fund's dissolution or after the investor ceases to be an investor, such amounts as the Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any investor, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the investor's interests and any other amounts received by the investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Duty of Care of the Board, PWFA and the Adviser

          The LLC Agreement provides that none of the Directors, PWFA or the Adviser (including certain of their affiliates, among others) shall be liable to the Fund or any of the investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors, PWFA and the Adviser (including certain of their affiliates, among others) by the Fund, but not by the investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any investor for the repayment of any balance in such investor's capital account or for contributions by such investor to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director, PWFA or the Adviser for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the LLC Agreement

          The LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the Investment Company Act, (ii) PWFA, acting in its administrative capacity, or (iii) a majority, as defined in the Investment Company Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts, allocations thereto and the modification of events causing dissolution of the Fund may not be made without the consent of any investors adversely affected thereby or unless each investor has received notice of such amendment and any investor objecting to such amendment has been allowed a reasonable opportunity to tender its entire Interest for repurchase by the Fund.

Power of Attorney

          By purchasing an Interest in the Fund and by signing the LLC Agreement (which each investor will do by virtue of signing the investor certification form attached to the prospectus as Appendix B), each investor will appoint PWFA and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

          The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of PWFA and each of the Directors and as such is irrevocable and continues in effect until all of such investor's Interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board for admission to the Fund as substitute investors.

Term, Dissolution and Liquidation

          The Fund will be dissolved:

•	upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) investors holding at least two-thirds of the total number of votes eligible to be cast by all investors;

•	upon the expiration of any two-year period which commences on the date on which any investor has submitted to the Fund a written request, in accordance with the Fund's LLC Agreement, to tender its Interest for repurchase by the Fund if the Fund has not commenced a tender offer within such two-year period for at least 10% of the Fund's outstanding Interests;

•	at the election of the Adviser;

•	upon the failure of investors to elect successor Directors at a meeting called by PWFA when no Director remains; or

•	as required by operation of law.

          Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts --Allocation of Net Profits and Net Losses" in the prospectus.

          Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the investors, (3) to the Special Advisory Member any balance in the Special Advisory Account after giving effect to the Incentive Allocation, and (4) finally to the investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the investors in facilitating an orderly liquidation.

Reports to Investors

          The Fund will furnish to investors as soon as practicable after the end of each taxable year such information as is necessary for such investors to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Adviser regarding the Fund's operations during such period also will be sent to investors.

Fiscal Year

          The Fund's fiscal year ends on December 31st.

OTHER INFORMATION

          From time to time, Fund communications or advertisements may discuss: the history of inventions and discoveries in biotechnology; causes for the anticipated global demand for healthcare, such as population growth and aging and increased prosperity; trends in healthcare spending; reasons why companies in the health sciences sector may be compelling investments, such as growth in patented products, new drug introductions, more rapid drug approval times and the number of medicines in late-stage clinical trials; and the importance of genomics. Question and answer formats may be used.

FINANCIAL STATEMENTS

          The Fund's financial statements follow.

PW JUNIPER CROSSOVER FUND, L.L.C.
Financial Statements
with Report of Independent Auditors

Period from November 21, 2000
(commencement of operations)
through December 31, 2000

PW JUNIPER CROSSOVER FUND, L.L.C.
Financial Statements
with Report of Independent Auditors

Period from November 21, 2000
(commencement of operations)
through December 31, 2000

Contents

Report of Independent Auditors	1

Statement of Assets, Liabilities and Members' Capital	2

Statement of Operations	3

Statement of Changes in Members' Capital - Net Assets	4

Notes to Financial Statements	5

Schedule of Portfolio Investments	12

Report of Independent Auditors

To the Board of Directors of PW Juniper Crossover Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members' capital of PW Juniper Crossover Fund, L.L.C., including the schedule of portfolio investments, as of December 31, 2000, and the related statements of operations and changes in members' capital - net assets for the period from November 21, 2000 (commencement of operations) to December 31, 2000. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PW Juniper Crossover Fund, L.L.C. at December 31, 2000, and the results of its operations and changes in its members' capital - net assets for the period from November 21, 2000 to December 31, 2000, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

New York, New York
February 15, 2001

                                              PW Juniper Crossover Fund, L.L.C.
                          Statement of Assets, Liabilities and Members' Capital

                                                              December 31, 2000

ASSETS

Investments in securities, at value (Cost $221,259,356)          232,719,070
Cash and cash equivalents                                         38,198,110
Receivables:
  Interest                                                           390,927

Total Assets                                                     271,308,107

LIABILITIES

Payables:
  Investments purchased, not settled                             19,434,560
  PWFA fee                                                          275,028
  Shareholder servicing fee                                          81,490
  Professional fees                                                  46,000
  Organization costs                                                 48,767
  Administration fee                                                 33,613
  Miscellaneous                                                      11,539

Total Liabilities                                                19,930,997

Net Assets                                                      251,377,110

MEMBERS' CAPITAL - NET ASSETS

Represented by:
Capital contributions                                           241,181,220
Accumulated net investment loss                                    (635,784)
Accumulated net realized loss from investment and
  foreign currency transactions                                    (628,040)
Accumulated net unrealized appreciation from
  investments and other assets and
  liabilities denominated in foreign currencies                  11,459,714

Total Members' Capital - Net Assets                           $ 251,377,110

The accompanying notes are an integral part of these financial statements.

                                             PW Juniper Crossover Fund, L.L.C.
                                                       Statement of Operations

Period from November 21, 2000 (commencement of operations) through December 31,
2000

INVESTMENT INCOME

Interest                                                $ 735,018

Total Investment Income                                   735,018

EXPENSES

Organization costs                                        750,000
PWFA fee                                                  362,277
Shareholder servicing fee                                 107,341
Professional fees                                          46,000
Administration expense                                     33,613
Miscellaneous                                              71,571

Total Operating Expenses                                1,370,802

Net Investment Loss                                      (635,784)

REALIZED AND UNREALIZED GAIN (LOSS)
                      FROM INVESTMENTS AND FOREIGN CURRENCY

Net realized loss from:
  Investments                                                    -
  Foreign currency transactions                            (628,040)
Change in net unrealized appreciation from
  Investments                                            11,459,714

Net Realized and Unrealized Gain from
   Investments and Foreign Currency                      10,831,674

INCREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS   $ 10,195,890

The accompanying notes are an integral part of these financial statements.

                                               PW Juniper Crossover Fund, L.L.C.
                           Statement of Changes in Members' Capital - Net Assets

Period from November 21, 2000 (commencement of operations) through December 31,
2000

FROM INVESTMENT ACTIVITIES

Net investment loss                                                $ (635,784)
Net realized loss from investment and foreign
   currency transactions                                             (628,040)
Change in net unrealized appreciation from investments
   and other assets and liabilities denominated in
   foreign currencies                                              11,459,714

Net Increase in Members' Capital
                    Derived from Operations                        10,195,890

MEMBERS' CAPITAL TRANSACTIONS

Proceeds from Member subscriptions                                240,181,220

Proceeds from Adviser subscriptions                                 1,000,000

Increase in Members' Capital Derived
                    from Capital Transactions                     241,181,220

MEMBERS' CAPITAL AT BEGINNING OF PERIOD                                -

MEMBERS' CAPITAL AT END OF PERIOD                                $251,377,110

PW Juniper Crossover Fund, L.L.C.
Notes to Financial Statements

December 31, 2000

1.	Organization

PW Juniper Crossover Fund, L.L.C. (the "Fund") was organized as a limited liability company under the laws of Delaware on August 29, 2000. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act"), as a closed-end, non-diversified management investment company and the Securities Act of 1933 (the "1933 Act"). The Fund's investment objective is to seek long-term capital appreciation. The Fund pursues its investment objective by investing primarily in publicly traded marketable securities and up to 30% of its assets (measured at the time of purchase) in non-marketable securities of public and private health sciences companies worldwide. Of its public securities, the Fund expects to invest principally in the public securities of large capitalization public companies and, to a lesser extent, small and medium-sized public companies. Private securities typically will be purchased in negotiated transactions and will include among others, common stock and private investments in public equities. Operations of the Fund commenced on November 21, 2000.

The Investment Adviser of the Fund is PW Juniper Crossover Management, L.L.C. (the "Adviser"), a Delaware limited liability company. The Adviser's capital account balance at December 31, 2000 was $1,045,836. The Adviser is a joint venture between PW Fund Advisor, L.L.C. ("PWFA") and OrbiMed Advisors Inc. ("OrbiMed"). PWFA is the managing member of the Adviser and is an indirect, wholly-owned subsidiary of UBS Americas, Inc., which is a wholly-owned subsidiary of UBS AG, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Investment professionals employed by OrbiMed will manage the Fund's investment portfolio on behalf of the Adviser under the oversight of PWFA's personnel. OrbiMed is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Fund's Board of Directors (the "Directors") has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Directors have engaged the Adviser to provide investment advice to, and day-to-day management of, the Fund.

No Member will have the right to require the Fund to redeem the Member's interest in the Fund. The Fund from time to time may offer to repurchase up to 10% of its outstanding interests pursuant to written tenders to Members. These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Adviser expects that generally, beginning in September 2001, it will recommend to the Directors that the Fund offer to repurchase interests from Members twice each year, in March and September. A Member's interest in the Fund can only be transferred or assigned with the approval of the Adviser, which may be withheld in its sole and absolute discretion. Interests in the Fund are offered only to investors who are "Qualified Clients" as such term is defined in Rule 205-3 under the Investment Advisers Act of 1940.

2.	Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Adviser to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Securities transactions, including related revenue and expenses, are recorded on a trade-date basis and dividends are recorded on an ex-dividend date basis. Interest income is recorded on the accrual basis. Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis.

Cash and cash equivalents consist of monies invested in a PNC Bank, NA account which pays money market rates and are accounted for at cost plus accrued interest which is included in interest receivable on the Statement of Assets, Liabilities and Members' Capital.

a.	Portfolio Valuation

Net asset value of the Fund will be determined as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

Domestic exchange traded securities and securities included in the NASDAQ National Market System will be valued at their last composite sales prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities sold short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities sold short, as reported by such exchange. Listed options will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other marketable securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities sold short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, the securities and options described above will be valued at fair value as determined in good faith by, or under the supervision of, the Directors.

Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuation for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Directors to represent fair value.

Private securities will be valued at fair value pursuant to the Fund's valuation procedures. In such situations, the Fund's investment will be revalued in a manner that the Adviser, following procedures approved by the Directors, determines best reflects its fair value. Private securities are initially carried at their original funded cost. The carrying value of these securities is adjusted when changes in the fair values of the underlying assets are readily ascertainable, generally as evidenced by listed market prices or transactions that directly affect the value of such securities. Downward adjustments relating to such securities are made in the event that the eventual realizable value is determined to be less than the carrying value. When the Fund holds restricted securities of a class that has been sold to the public, fair valuation would often be market value less a discount to reflect contractual or legal restrictions limiting resale for those securities. Fair value represents a good faith approximation of the value of an asset and will be used where there is no public market or possibly no market at all for a company's securities. The fair values of one or more assets, in retrospect, may not be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's issuance or repurchase of its Interests at a time when it owns private securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing investors. Securities, at value of $7,017,272, were fair valued at December 31, 2000.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

On occasion, the values of such securities and exchange rates may be affected by events occurring between the time which determination of such values or exchange rates are made and the time that the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Directors.

Foreign-denominated assets may involve more risks than domestic transactions, including political and economic risk and regulatory risk. Risks may also arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gain or loss from foreign currency transactions represent net foreign exchange gain or loss from forward foreign currency contracts, disposition of foreign currencies, currency gain or loss realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income recorded on the Fund's accounting records and the U. S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gain or loss arises from changes in value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

b.	Fund Expenses

The Fund will bear all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting and auditing fees; costs of computing the Fund's net asset value, including valuation services provided by third parties; costs of insurance; registration expenses; certain offering and organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors and Members; and other types of expenses approved by the Directors.

c.	Income Taxes

No provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax returns its distributive share of the Fund's taxable income or loss.

3.	PWFA Fee, Incentive Allocation, Related Party Transactions and Other

PWFA provides certain administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund will pay PWFA a monthly fee (the "PWFA Fee") at an annual rate of 1.35% of the Fund's net assets, excluding assets attributable to PWFA's capital account, the Adviser's capital account and the Special Advisory Account, the capital account established for crediting Incentive Allocation due to the Manager. The PWFA Fee will be paid to PWFA out of Fund assets and debited against the Members' capital accounts. A portion of the PWFA Fee will be paid by PWFA to OrbiMed.

PaineWebber Incorporated ("PWI", a wholly owned subsidiary of UBS Americas, Inc.) acts as the distributor of the Fund. The Fund will pay a shareholder servicing fee to PWI and to other brokers or dealers that have entered into shareholder servicing agreements with the Fund at the annual rate of 0.40% of the outstanding interests owned by their customers. Sales loads charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The sales load does not constitute assets of the Fund.

The Fund may execute portfolio transactions through PWI and its affiliates. During the period ended December 31, 2000, PWI and its affiliates did not earn brokerage commissions from portfolio transactions executed on behalf of the Fund.

The increase (or decrease) in Members' capital derived from operations (net profit or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis. Generally, on December 31st of each year, commencing in 2001, the Adviser is entitled to an incentive allocation (the "Incentive Allocation") of 20% of the net profits, if any, that would have been credited to the Member's capital account for such period. For purposes of calculating the Incentive Allocation, in limited circumstances (namely upon a tender or transfer of Interests), any unrealized appreciation in private securities will be taken into account only to the extent of unrealized depreciation in private securities. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member. There was no Incentive Allocation recorded in the financial statements for the period ended December 31, 2000 because a twelve month period had not lapsed for any individual Member.

Each Director, who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual retainer of $5,000 plus a fee for each meeting attended. Any Director who is an "interested person" does not receive any annual or other fee from the Fund. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses. Total amounts expensed related to Directors by the Fund for the period ended December 31, 2000 were $7,000.

PFPC Trust Company (an affiliate of PNC Bank, NA) serves as custodian of the Fund's assets and provides custodial services for the Fund. PFPC Trust Company entered into a service agreement whereby PNC Bank, NA provides securities clearance functions.

PFPC Inc. (also an affiliate of PNC Bank, NA) serves as Administrator and Accounting Agent to the Fund, and in that capacity provides certain accounting, record keeping, tax and Member related services. PFPC Inc. receives a monthly fee primarily based upon aggregate net assets of the Fund and other investment funds sponsored or advised by UBS Americas, Inc. or its affiliates and reimbursement for out of pocket expenses.

4.	Securities Transactions

Aggregate purchases of common stocks for the period ended December 31, 2000, amounted to $221,259,356. There were no sales of common stock for the period.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. At December 31, 2000, accumulated net unrealized appreciation on investments was $11,459,714, consisting of $15,569,614 gross unrealized appreciation and $4,109,900 gross unrealized depreciation.

5.	Short-Term Borrowings

The Fund has the ability to trade on margin and, in that connection, may borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. The Fund pledges securities as collateral for the margin borrowings, which are maintained in a segregated account held by the Custodian. The Fund had no borrowings outstanding during the period ended December 31, 2000.

6.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include forward contracts, options and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates.

Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members' Capital.

During the period ended December 31, 2000, the Fund did not trade any forward or futures contracts or engage in options or securities sold, not yet purchased.

7.	Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the period indicated:

                                                       Period from November 21, 2000
                                                        (commencement of operations)
                                                            to December 31, 2000

Ratio of net investment loss to average net assets               -2.31%*
Ratio of operating expenses to average net assets                 4.99%*
Portfolio turnover rate                                              0%
Total return                                                      3.40%**
*	Annualized.
**	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, after incentive allocation, to the Adviser and does not reflect the deduction of sales loads incurred when subscribing to the Fund. Total returns for a period of less than a full year are not annualized.

                                             PW Juniper Crossover Fund, L.L.C.

                                             Schedule of Portfolio Investments
------------------------------------------------------------------------------
                                                             December 31, 2000

                                                                  Market Value

------------------------------------------------------------------------------

               COMMON STOCK (89.79%)
               ---------------------

               DRUG DELIVERY SYSTEMS (3.38.%)

200,000        ALZA Corp.*                                      $8,500,000
                                                                ----------
               ELECTRONIC COMPONENTS - SEMICONDUCTORS (2.24%)

120,000        Caliper Technologies Corp.*                       5,640,000
                                                                ----------

               MEDICAL-BIOMEDICAL/GENETICS (12.57%)

100,000        Amgen, Inc.*                                      6,393,800
150,000        Applera Corp.-Celera Genomics Group*              5,418,750
550,000        Bio-Technology General Corp.*                     3,884,650
350,000        Ciphergen Biosystems, Inc.*                       4,637,500
 70,000        Genzyme Corp.*                                    6,295,660
200,000        Incyte Genomics, Inc.*                            4,975,000
                                                                ----------
                                                                31,605,360
                                                                ----------
               MEDICAL - DRUGS (57.92%)

200,000        Abbott Laboratories                               9,687,600
 65,000        Altana AG - (Germany)**                          10,247,418
180,000        American Home Products Corp.                     11,439,000
296,000        Banyu Pharmaceutical Co., Ltd. - (Japan)**        6,700,175
400,000        Dainippon Pharmaceutical Co., Ltd. - (Japan)**    6,619,965
190,000        Eisai Co., Ltd. - (Japan)**                       6,654,991
100,000        Eli Lilly and Co.                                 9,306,300
200,000        Fujisawa Pharmaceutical Co., Ltd. - (Japan)**     6,619,965
  7,000        Novartis AG - (Switzerland)**                    12,379,630
225,000        Pfizer, Inc.                                     10,350,000
160,000        Pharmacia Corp.                                   9,760,000
200,000        Pharmacopeia, Inc.*                               4,362,600
  1,200        Roche Holding AG - Genusschein - (Switzerland)** 12,229,630
200,000        Sanofi-Synthelabo SA - (France)**                13,333,333
  8,000        Serono SA Class B - (Switzerland)**               7,703,704
300,000        Shionogi & Co., Ltd. - (Japan)**                  6,120,841
250,000        Tanabe Seiyaku Co., Ltd.**                        2,101,576
                                                               -----------
                                                               145,616,728
                                                               -----------

               MEDICAL PRODUCTS (0.20%)

 59,800        Vysis, Inc.*                                        504,592
                                                               -----------
               THERAPEUTICS (13.46%)

 90,000        Abgenix, Inc.*                                    5,315,670
150,000        COR Therapeutics, Inc.*                           5,278,200
 75,000        Gilead Sciences, Inc.*                            6,220,350
170,000        NeoPharm, Inc.*                                   6,438,750
239,200        PRACEIS Pharmaceuticals, Inc.*                    6,996,600
121,800        Tularik, Inc.                                     3,585,548
                                                               -----------
                                                                33,835,118
                                                               -----------
               TOTAL COMMON STOCK (COST $214,242,084)          225,701,798
                                                               -----------
               PREFERRED STOCK (2.79%)
               -----------------------

               MEDICAL-BIOMEDICAL/GENETICS (2.79%)

369,549        Molecular Staging, Inc., Series-D, (a)            2,727,272
862,381        Neogenesis Drug Discovery, Inc., Series-D, (a)    4,290,000
                                                               -----------
                                                                 7,017,272
                                                               -----------
               TOTAL PREFERRED STOCK (COST $7,017,272)           7,017,272
                                                               -----------

               WARRANTS (0.00%)
               ----------------

               MEDICAL-BIOMEDICAL/GENETICS (0.00%)

 92,387        Molecular Staging Inc. Series-D,
                 $7.38, November 15, 2010, (a)                           0
                                                               -----------
               TOTAL WARRANTS (COST $0)                                  0
                                                               -----------
TOTAL INVESTMENTS - 92.58% (Cost $221,259,356)                $232,719,070
                                                               -----------
OTHER ASSETS IN EXCESS OF LIABILITIES -  7.42%                  18,658,040
                                                               -----------
TOTAL NET ASSETS - 100.00%                                    $251,377,110
                                                               -----------

 *  Non-income producing security
**  Foreign Security Market Value quoted in U.S. dollars at prevailing exchange rates.

(a) Private equity investment valued at original funded cost.
The total market value of such investments amounted to $7,017,272 which represented 2.79% of the net assets at December 31, 2000.

APPENDIX A

RATING CATEGORIES

          Description of certain ratings assigned by Standard & Poor’s Rating Services ("S&P"), Moody’s Investor Services ("Moody’s"), and Fitch IBCA, Duff & Phelps ("Fitch"):

S&P

Long-term issue credit ratings

AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

Short-term issue credit ratings

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody's

Debt Ratings

Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime Rating System

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Investment Grade

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

Short Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1.	Financial Statements:

Part A:	Financial Highlights (not applicable)

Part B:	Report of Independent Auditors, Statement of Assets and Liabilities, Statement of Operations, Notes to Financial Statements

2.	Exhibits:

a.	(1) Certificate of Formation* (2) Certificate of Amendment* (3) Limited Liability Company Agreement (included as Appendix A to the Fund's prospectus)

b. c. d. e.	Not Applicable Not Applicable. See Item 24 (2)(a)(3) Not Applicable

g.	Investment Advisory Agreement*

h.	Distribution Agreement

j.	Custody Agreement*

k.	(1) Administration Agreement* (2) Administration, Accounting and Investor Services Agreement* (3) Form of Shareholder Servicing Agreement* (4) Escrow Agreement*

l.	Opinion and Consent of Stroock & Stroock & Lavan LLP

n.	(1) Opinion and Consent of Stroock & Stroock & Lavan LLP (2) Consent of Independent Auditors

p.	Not Applicable

r.	Code of Ethics*

s.	Powers of Attorney (included as part of the signature page)

_____________________

* Incorporated by reference to the Fund's Registration Statement on Form N-2 (File No. 333-45166) filed on October 20, 2000.

Item 25.      Marketing Arrangements: Not Applicable.

Item 26.      Other Expenses of Issuance and Distribution:

Registration fees Legal fees NASD fees Blue Sky fees Accounting fees Printing Miscellaneous Total	$ 6,782 65,000 5,135 17,000 5,000 65,000 1,083 _______ $165,000

Item 27.     Persons Controlled by or Under Common Control with Registrant:  None.

Item 28.     Number of Holders of Securities as of January 1, 2001:

     Title of Class                     Number of Recordholders
     --------------                     -----------------------

Limited Liability Company Interests             5,207

Item 29.     Indemnification:

           Reference is made to Section 3.7 of the Registrant’s Limited Liability Company Agreement (the “LLC Agreement”) included in the prospectus as Appendix A and to Paragraph 7 of the Registrant’s Investment Advisory Agreement (“Investment Advisory Agreement”) filed as Exhibit (g) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement and Investment Advisory Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Investment Company Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act remains in effect.

          The Registrant, in conjunction with the Adviser, the Registrant’s directors and other registered management investment companies managed by the Adviser or its affiliates, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of , his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

Item 30.     Business and Other Connections of Investment Adviser:

          A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant’s Prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of PW Juniper Management, L.L.C. is included in its Form ADV as filed with the Commission (File No. 801-50833), and is incorporated herein by reference. Information as to the members and officers of PW Fund Advisor, L.L.C. is included in its Form ADV as filed with the Commission (File No. 801-55537), and is incorporated herein by reference. Information as to the members and officers of OrbiMed Advisors Inc. is included in its Form ADV as filed with the Commission (File No. 801-34429), and is incorporated herein by reference.

Item 31.     Location of Accounts and Records:

          PFPC Inc., the Fund's administrator, maintains certain required accounting related and financial books and records of the Registrant at 400 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by PW Juniper Management, L.L.C., 1285 Avenue of the Americas, New York, New York 10019 and OrbiMed Advisors Inc., 767 Third Avenue, New York, New York 10017.

Item 32.     Management Services: Not Applicable.

Item 33.     Undertakings:

          I.       The Registrant undertakes to suspend the offering of Interests until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

          II.       The Registrant undertakes that:

(a)

For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

((b)

For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          III.      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 2nd day of March, 2001.

PW JUNIPER CROSSOVER FUND, L.L.C. By: /s/ Mitchell A. Tanzman Mitchell A. Tanzman, Principal Executive Officer

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed below by the following persons in the capacities indicated on March 2, 2001.

           Each of the undersigned Directors of the Fund hereby authorizes each of Daniel Archetti and Mitchell A. Tanzman, as attornies-in-fact, to sign on his behalf in the capacities indicated in this Registration Statement or amendments thereto (including post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Name

/s/ Mitchell A. Tanzman
Mitchell A. Tanzman

/s/ Daniel Archetti
Daniel Archetti

/s/ E. Garrett Bewkes, Jr.
E. Garrett Bewkes, Jr.

/s/ George W. Gowen
George W. Gowen

/s/ Meyer Feldberg
Meyer Feldberg

Title Principal Executive Officer Principal Accounting Officer Director Director Director

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION	SEQUENTIAL PAGE NUMBER

h. l. n. s.	Distribution Agreement Opinion and Consent of Stroock & Stroock & Lavan LLP (1) Opinion and Consent of Stroock & Stroock & Lavan LLP (2) Consent of Independent Auditors Powers of Attorney